Calamos/R/ Family of Funds
ANNUAL REPORT
MARCH 31, 1999



[LOGO APPEARS HERE] Convertible Fund
                    Growth and Income Fund
                    Strategic Income Fund
                    Growth Fund
                    Global Growth and Income Fund

                      This page intentionally left blank.

President's Letter                                          [PHOTO APPEARS HERE]

Dear Shareholder,

The Calamos Family of Funds ended its fiscal year on March 31, 1999 with assets of over $182 million, an increase of approximately 22% over last year. We believe that our disciplined approach to balancing risk and reward paid off during this past year's roller coaster ride in the financial markets. Our theories were tested and shown successful during the sobering correction period late last summer. By positioning the Funds predominantly in investment-grade issues of large and mid-sized companies, we dampened the impact of the sharp drop in stock prices. During that period, we were the most defensively postured in our history and are continuing to keep a keen eye on the business valuations, earnings and accelerating cash flow enabling us to maintain a consistent risk/reward advantage.

Our convertible strategy, utilized by four of our five Funds, provides you, the investor, with confidence to withstand the volatility in today's markets. Investing can, at times be exhilarating, at other times, frightening. With the Calamos Funds, the advantages of convertible securities provide the potential to benefit from current income and good capital appreciation, while cushioning some of the risk inherent in the broader market. The focus of each of our funds is on providing you with stable growth in all market cycles, striving to manage risk throughout.

We were pleased with our performance in each of the Funds. As we ended this year, we are proud to let you know that Morningstar rated two of our Funds 4 star performers.

                                    * * * *

The Calamos Growth and Income Fund received a 4 star overall rating as of 3/31/99 among 2,947 domestic equity funds. It was given 3 stars for the 3 and 5 year and 4 stars for the 10 year periods ended 3/31/99 out of 2,947; 1,810; and 743 funds respectively.

                                    * * * *


The Calamos Growth Fund also received a 4 star rating from Morningstar for the three year period ended 3/31/99 among 2,947 domestic equity funds. The Fund was given 3 stars overall and 3 stars for the 5 year period ended 3/31/99 out of 2,947 and 1,810 funds respectively.

These volatile markets, the exponential growth of technology, and worldwide free markets make the time we live in exciting. We expect the markets to remain volatile, but more importantly believe there are opportunities to build wealth over the long-term. To those who have joined us this year, thank you for your confidence in choosing the Calamos Family of Funds. To our shareholders who continue to invest with us, we appreciate your loyalty and assure you of our continued dedication to managing the Funds to help you meet, and hopefully exceed, your financial goals.


/s/ John P. Calamos
John P. Calamos
President

Calamos(R)  Convertible Fund

The Calamos Convertible Fund posted competitive returns in a period that proved difficult for small and mid cap equity funds, value managers, convertible managers and high yield funds. The Convertible Fund returned 3.17% for the past 12 months and 15.27%, 14.97% and 11.37% for the 3, 5 and 10 year periods ended 3/31/99 respectively, unadjusted for sales charges.

HIGHLIGHTS

The Calamos Convertible Fund is one of the most consistent performers in its class. It seeks downside safety that comes from a convertible's fixed-income characteristics and the equity potential afforded by its right to convert to common stock.

A SHARES
---------------
TRADING SYMBOL:

CCVIX

ONE-YEAR RETURN WITHOUT LOAD:

3.17%

START DATE:

June 21, 1985


The Convertible Fund continues to be one of the most consistent performers in its class as shown in the performance table. We remain very focused on our investment disciplines and continue to emphasize convertibles that offer a risk/reward advantage with strong balance sheets. The Fund's current risk/reward ratio is in line with those we have been able to achieve in the past. We are finding attractive investment opportunities in Europe and, during the past year we have added some exposure in Japanese convertibles.

As the year progressed, we liquidated some holdings in the Fund that had reached our price targets. Our holdings in the Internet Industry performed very well and we realized gains in two of them. Double Click appropriately doubled in value at 94%. This position represented 1.2% of the Fund at the time of sale and thus was sold after reaching our price objective in only a few months. At Home also performed very well and we realized a profit of 87%; this position represented 1.8% of the Fund. Our holdings in the consumer growth sector also performed well. We took a profit in Office Depot allowing us to reinvest the assets in another Office Depot convertible that offered a better risk/reward profile. We also realized a gain in Omnicom and reinvested in another convertible in that company which offered much better downside protection.

From time to time, the Fund is also invested in convertibles that we create by combining long-term options or warrants with treasury notes. The Fund had some good success in this area with Best Buy, EMC and Lucent Technology. We have also sold some of the fund's holdings in Qualcomm due to its rapid increase in value, up 99%, a 3.6% position at the time of sale. To maintain the discipline of our risk/reward targets, we typically sell convertibles whose values are so closely aligned with their underlying stock that they act more like equities than convertibles. These profits give us the ability to make additional investments in securities that better fit the overall design of the portfolio.

Finally, the Fund's European convertible holdings performed well. We realized gains in some issues that met our price objectives including the 0.5% position in Alcatal up 42%, the 2.0% position of Republic of Italy (INZ) up 77% and Telefonica up 70%. Together, these positions represented 4.2% of the Fund.

Looking ahead, we will take advantage of the high market volatility and sector rotation. High volatility offers opportunity to the long-term investor while causing great discomfort for short-term investors and trouble for leveraged investors. We seem to have done our best work in times of high volatility, using convertibles to control price swings and take advantage of the opportunities that the market offers during these times.

The extended large-cap valuations and the extreme narrowness in the market pose a threat to the financial markets today. But, if low inflation and reasonable GDP growth continues with a recovery in Asian markets, then the markets should continue to rotate into sectors that offer better values. Thus, the excess will be slowly purged from the market place without major disruption to the overall financial markets. We believe this will be a very good environment for small-and mid-cap investors and for convertible securities.

                                            Average Annual Total Return
                          -----------------------------------------------------------------
   CONVERTIBLE FUND          1 YEAR          5 YEARS         10 YEARS       SINCE INCEPTION
                          -----------------------------------------------------------------
A Shares/1/                3.17%  -1.73%  14.97%  13.85%  13.62%  13.07%    11.92%   11.52%
C Shares/1/                2.66%     NA      NA      NA      NA      NA     15.76%      NA
I Shares/2/                3.71%     NA      NA      NA      NA      NA     12.58%      NA
Lipper Convertible
 Mutual Fund Average/3/   -0.70%     NA   11.25%     NA   11.37%     NA     10.62%      NA

/1/ Average annual total returns, net of expenses. Inception date for A Shares was June 21, 1985; for C Shares, July 5, 1996.
/2/ Inception date for I Shares was June 25, 1997.
/3/ The Lipper Convertible Mutual Fund Average is composed of all the mutual funds that invest primarily in convertible securities. Lipper mutual fund averages are equally weighted and reflect reinvestment of capital gain distributions and income dividends. Source: Lipper Analytical Services. Performance has not been adjusted for the sales charge in the unshaded area of the chart.
Performance has been adjusted for the 4.75% sales charge in the shaded area of the chart.
Past performance does not guarantee future results.
Calamos makes no recommendations as to the advisability of investing in any security mentioned herein.

Growth of a $10,000 Investment Since Inception

           Based on a hypothetical investment made in the Calamos Convertible Fund-Class A Shares from 6/21/85 through 3/31/99.

CALAMOS CONVERTIBLE FUND                LOAD-ADJUSTED
                                  Convertible Fund         LB G/C             S&P 500 Index  Lipper Convertible Mutual Fund Average
Beginning Balance                             9,525              10,000                10,000                10,000
     Sep-85                     -2.0%         9,335     2.0%     10,200      -4.1%      9,586     -1.8%       9,819
     Dec-85           1985       9.2%        10,197     7.6%     10,973      17.2%     11,292     10.4%      10,842
     Mar-86                     13.7%        11,593     8.5%     11,909      14.1%     12,811     13.2%      12,274
     Jun-86                      3.6%        12,005     1.3%     12,066       5.7%     13,541      4.4%      12,809
     Sep-86                     -3.9%        11,534     2.0%     12,310      -7.0%     12,600     -4.8%      12,190
     Dec-86           1986       2.7%        11,842     3.1%     12,687       5.4%     13,278      2.6%      12,502
     Mar-87                     10.1%        13,034     1.5%     12,875      21.3%     16,108     11.6%      13,956
     Jun-87                     -0.1%        13,019    -1.9%     12,631       5.2%     16,939     -0.8%      13,850
     Sep-87                      2.9%        13,394    -2.9%     12,284       6.6%     18,059      2.5%      14,195
     Dec-87           1987     -15.5%        11,312     5.8%     12,979     -22.7%     13,986    -18.5%      11,855
     Mar-88                      6.3%        12,023     3.6%     13,443       5.8%     14,770      6.9%      12,672
     Jun-88                      4.2%        12,526     1.0%     13,576       6.5%     15,735      4.3%      13,214
     Sep-88                     -3.8%        12,074     1.9%     13,830       0.4%     15,794     -1.8%      12,977
     Dec-88           1988      -0.4%        12,028     1.0%     13,963       3.0%     16,271      1.0%      13,103
     Mar-89                      4.3%        12,543     1.1%     14,117       7.0%     17,413      4.3%      13,661
     Jun-89                      5.6%        13,247     8.0%     15,252       8.8%     18,945      5.1%      14,356
     Sep-89                      7.7%        14,262     0.9%     15,395      10.7%     20,963      6.2%      15,244
     Dec-89           1989      -1.7%        14,022     3.6%     15,951       2.0%     21,386     -1.7%      14,990
     Mar-90                     -2.5%        13,677    -1.2%     15,767      -3.1%     20,732     -1.9%      14,704
     Jun-90                      3.5%        14,158     3.6%     16,335       6.3%     22,038      3.6%      15,240
     Sep-90                    -10.1%        12,728     0.6%     16,435     -13.8%     18,997    -10.9%      13,578
     Dec-90           1990       6.2%        13,523     5.1%     17,271       9.0%     20,703      3.4%      14,046
     Mar-91                     15.7%        15,642     2.7%     17,737      14.6%     23,717     13.1%      15,888
     Jun-91                     -0.1%        15,623     1.5%     18,005      -0.2%     23,667      1.3%      16,085
     Sep-91                      7.0%        16,715     5.8%     19,041       5.4%     24,940      7.0%      17,208
     Dec-91           1991      10.6%        18,492     5.3%     20,057       8.4%     27,025      5.9%      18,227
     Mar-92                      0.4%        18,582    -1.5%     19,756      -2.6%     26,336      2.5%      18,675
     Jun-92                     -2.1%        18,174     4.1%     20,557       2.0%     26,855      0.2%      18,707
     Sep-92                      3.8%        18,872     4.9%     21,582       3.1%     27,688      4.3%      19,517
     Dec-92           1992       5.5%        19,901     0.1%     21,579       5.1%     29,102      6.0%      20,693
     Mar-93                      5.5%        20,987     4.7%     22,582       4.3%     30,357      5.8%      21,888
     Jun-93                      3.3%        21,671     3.0%     23,260       0.5%     30,508      2.6%      22,455
     Sep-93                      5.2%        22,807     3.3%     24,030       2.6%     31,288      5.2%      23,614
     Dec-93           1993       2.6%        23,395    -0.3%     23,960       2.3%     32,009      1.8%      24,033
     Mar-94                     -3.6%        22,555    -3.1%     23,210      -3.8%     30,790     -2.1%      23,523
     Jun-94                     -4.2%        21,610    -1.2%     22,922       0.4%     30,910     -2.6%      22,915
     Sep-94                      4.0%        22,470     0.8%     23,037       4.9%     32,430      3.0%      23,600
     Dec-94           1994      -3.2%        21,749     0.4%     23,122       0.0%     32,434     -3.0%      22,887
     Mar-95                      5.7%        22,984     5.0%     24,274       9.7%     35,590      5.2%      24,086
     Jun-95                     10.0%        25,281     6.5%     25,849       9.5%     38,981      6.3%      25,615
     Sep-95                      6.6%        26,941     1.9%     26,343       8.0%     42,096      5.9%      27,123
     Dec-95           1995       4.4%        28,112     4.7%     27,570       5.9%     44,596      2.4%      27,776
     Mar-96                      5.3%        29,359    -2.3%     26,925       5.5%     47,027      4.7%      29,087
     Jun-96                      2.3%        30,020     0.5%     27,052       4.5%     49,162      2.2%      29,721
     Sep-96                      0.6%        30,192     1.8%     27,528       3.1%     50,676      2.9%      30,588
     Dec-96           1996       7.8%        32,547     3.1%     28,370       8.5%     54,963      4.4%      31,933
     Mar-97                      2.1%        33,157    -0.9%     28,126       2.6%     56,403      0.7%      32,165
     Jun-97                                  36,703     3.6%     29,150      17.5%     49,162      8.9%      35,042
     Sep-97                                  39,070     3.5%     30,170       7.6%     50,676      8.8%      38,048
     Dec-97           1997                   39,318     3.2%     30,139       2.8%     73,311     -1.3%      37,567
     Mar-98                                  43,579     1.5%     31,611      13.9%     83,538      7.5%      40,368
     Jun-98                                  44,108     2.8%     32,439       3.3%     86,294     -1.5%      39,771
     Sep-98                                  39,461     5.0%     34,045      -9.9%     77,711    -11.5%      35,217
     Dec-98           1998                   43,895     0.1%     34,089      21.3%     94,263     11.0%      39,077
     Mar-99           1999                   44,962    -1.2%     33,684       5.0%     98,957      2.6%      40,085

           Based on a hypothetical investment made in the Calamos Convertible Fund-Class C Shares from 7/15/96 through 3/31/99.

CALAMOS CONVERTIBLE FUND-C/shrs         LOAD-ADJUSTED
                                  Convertible Fund         LB G/C              S&P 500 Index      LIPPER CVT MF AVF
Beginning Balance                            10,000              10,000                10,000                10,000
     Sep-96                      1.4%        10,137     1.8%     10,176       3.1%     10,309      2.9%      10,292
     Dec-96           1996       7.7%        10,914     3.1%     10,487       8.3%     11,169      4.4%      10,744
     Mar-97                      2.0%        11,119    -0.9%     10,397       2.7%     11,468      0.7%      10,822
     Jun-97                     10.5%        12,282     3.6%     10,776      17.5%     13,470      8.9%      11,790
     Sep-97                      6.3%        13,059     3.5%     11,153       7.5%     14,479      8.6%      12,802
     Dec-97           1997       0.5%        13,126     3.2%     11,511       2.9%     14,895     -1.3%      12,640
     Mar-98                     10.8%        14,539     1.5%     11,686      14.0%     16,973      7.5%      13,582
     Jun-98                      1.0%        14,691     2.6%     11,992       3.3%     17,533     -1.5%      13,381
     Sep-98                    -10.6%        13,129     5.0%     12,586     -10.0%     15,788    -11.5%      11,849
     Dec-98           1998      11.2%        14,598     0.1%     12,602      21.3%     19,151     11.0%      13,148
     Mar-99           1999       2.3%        14,926    -1.2%     12,452       5.0%     20,105      2.6%      13,487

           Based on a hypothetical investment made in the Calamos Convertible Fund-Class I Shares from 6/21/97 through 3/31/99.

CALAMOS CONVERTIBLE FUND-I/shrs
                                  Convertible Fund         LB G/C              S&P 500 Index      LIPPER CVT MF AVF
Beginning Balance                            10,000              10,000                10,000                10,000
     Sep-97                      6.2%        10,624     3.5%     10,350       7.5%     10,749      8.6%      10,858
     Dec-97           1997       0.8%        10,704     3.2%     10,682       2.9%     11,057     -1.3%      10,721
     Mar-98                     11.0%        11,884     1.5%     10,845      14.0%     12,600      7.5%      11,520
     Jun-98                      1.3%        12,035     2.6%     11,129       3.3%     13,016     -1.5%      11,349
     Sep-98                    -10.3%        10,790     5.0%     11,680     -10.0%     11,721    -11.5%      10,050
     Dec-98           1998      11.4%        12,016     0.1%     11,695      21.3%     14,217     11.3%      11,151
     Mar-99           1999       2.6%        12,325    -1.2%     11,556       5.0%     14,925      2.6%      11,439

     All data points as of last day of quarter.
     * The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Source: Frank Russell Company.
     ** The S&P 500 Stock Index is an unmanaged index generally considered representative of the U.S. stock market, Source: Frank Russell Company. ***The Lipper Convertible Mutual Fund Average is composed of all the mutual funds that invest primarily in convertible securities. Lipper mutual fund averages are equally weighted and reflect investment of capital gain distributions and income dividends. Source: Lipper Analytical Services.

Calamos(R)  Growth and Income Fund

The Calamos Growth and Income Fund also posted competitive returns in its category amid a difficult environment for most mutual funds including value funds, small- and mid-cap funds and high-yield funds. Performance, unadjusted for sales load, has significantly and consistently exceeded its benchmark at 6.90% for the past 12 months, 18.47% for 3 yrs., 17.51% for 5 yrs. and 15.29% for 10 yrs. The Lipper Convertible Mutual Fund Average returned .70% for the last 12 months, 11.28% for 3 yrs., 11.25% for 5 yrs. and 11.37% for 10 yrs.

HIGHLIGHTS

The Calamos Growth and Income Fund uses a combination of securities, providing flexibility that makes this Fund unique within the Calamos Family of Funds. The Fund participates in the aggressive growth sector of the convertible market.

A SHARES
---------------
TRADING SYMBOL:

CVTRX

ONE-YEAR RETURN WITHOUT LOAD:

6.90%

START DATE:

September 22, 1988

The Growth and Income Fund is positioned in aggressive growth companies from primarily small and mid-sized companies. Today we believe the best relative valuations in the equity market are in the small- and mid-cap companies -- over the long term this should result in the best relative performance. We dampen the volatility of this high growth market by utilizing convertible securities as a low risk alternative. In the past few decades, convertibles have offered investors an exceptional alternative to risk typically associated with investing in small and mid-size companies. We expect this attractive risk/reward relationship to continue in the future.

In the past year, the Fund has benefited from its Internet exposure in companies like Exodus.com, Inc., up 125% and DoubleClick Inc., up 89%. These positions represented 3.6% and 2.9% of the Fund at the time of sale respectively. Three per cent of the Fund held At Home Corp., which rose 87%; we sold a partial position in this security. Some other technology holdings also performed well, including Qualcomm up 88% and Oracle Corp. up 65%, 3.0% and 2.2% of the Fund at sale respectively. We have been quick to realize profits in the Internet industry because of their spectacular price appreciation in such a short time span.

In the Growth and Income Fund, we are focused on companies that are growing earnings or cash flow rapidly or companies with opportunities arising from new products, management changes and merger activity. The Fund has been positioned primarily in industry groups that benefit from consumer and business technology spending. The Fund has avoided heavy industry, commodity and basic industrial companies, capital goods, and energy industry groups. We have been positioned for many years in industry groups that we feel will continue to benefit from the high discretionary income of baby-boomers. These groups include high-end retail, recreation, media, advertising, hotel and gaming, healthcare and consumer technology. Since we feel this long-term trend will continue to have a significant impact on our economy in the future, we expect to remain overweight in these types of industry groups into the foreseeable future.

                              Morningstar Rating

                                    * * * *

The Calamos Growth and Income Fund received a 4 star overall rating as of 3/31/99 among 2,947 domestic equity funds. It was given 3 stars for the 3 and 5 year and 4 stars for the 10 year periods ended 3/31/99 out of 2,947; 1,810; and 743 funds respectively. Past performance does not guarantee future results. Rankings are for Class A shares.

Morningstar proprietary ratings reflect risk adjusted performance and are subject to change every month. Overall ratings are calculated from a fund's 3-, 5-, and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.


                                                    Average Annual Total Return
                                          ------------------------------------------------
 GROWTH AND INCOME FUND       1 YEAR         5 YEARS        10 YEARS       SINCE INCEPTION
                     ---------------------------------------------------------------------
A Shares/1/                 6.90%  1.81%  17.51%  16.37%  15.29%  14.73%    15.04%   14.51%
C Shares/1/                 6.46%    NA      NA      NA      NA      NA     19.89%      NA
I Shares/2/                 7.51%    NA      NA      NA      NA      NA     14.46%      NA
Lipper Convertible
 Mutual Fund Average/3/    -0.70%    NA   11.25%     NA   11.37%     NA     11.24%      NA


/1/Average annual total returns, net of expenses. Inception date for A Shares was September 22, 1988; for C Shares, August 5, 1996.
/2/Inception date for I Shares was September 18, 1997.
/3/The Lipper Convertible Mutual Fund Average is composed of all the mutual funds that invest primarily in convertible securities. Lipper mutual fund averages are equally weighted and reflect reinvestment of capital gain distributions and income dividends. Source: Lipper Analytical Services. Performance has not been adjusted for the sales charge in the unshaded area of the chart.
Performance has been adjusted for the 4.75% sales charge in the shaded area of the chart.
Past performance does not guarantee future results.
Calamos makes no recommendations as to the advisability of investing in any security mentioned herein.

                             [GRAPH APPEARS HERE]

Growth of a $10,000 Investment Since Inception

    Based on a hypothetical Investment made in the Calamos Growth and Income Fund-Class A Shares from 9/22/88 through 3/31/99.

                              Calamos Growth      Lehman Brothers                        Lipper Convertible
                               & Income Fund    Government/Corporate       S&P 500          Mutual Fund
                              (Load-Adjusted)       Bond Index*         Stock Index**        Average***
-----------------------------------------------------------------------------------------------------------
Sep-88 Beginning Balance           9,525               10,000              10,000               10,000
Dec-88                             9,611               10,096              10,302               10,097
Dec-89                            11,188               11,533              13,541               11,551
Dec-90                            10,801               12,488              13,108               10,823
Dec-91                            15,193               14,502              17,112               14,045
Dec-92                            16,729               15,603              18,427               15,945
Dec-93                            19,201               17,324              20,267               18,519
Dec-94                            18,182               16,719              20,535               17,636
Dec-95                            23,480               19,937              28,254               21,403
Dec-96                            27,990               20,515              34,743               24,607
Dec-97                            34,523               22,518              46,335               28,948
Dec-98                            40,606               24,652              59,577               30,111
Mar-99                            41,613               24,358              62,544               30,888

                             [GRAPH APPEARS HERE]

    Based on a hypothetical Investment made in the Calamos Growth and Income fund-Class C Shares from 8/5/96 through 3/31/99.

                              Calamos Growth      Lehman Brothers                       Lipper Convertible
                               & Income Fund    Government/Corporate       S&P 500         Mutual Fund
                              (Load-Adjusted)       Bond Index*         Stock Index**       Average***
-----------------------------------------------------------------------------------------------------------
Aug-96 Beginning Balance          10,000               10,000              10,000               10,000
Sep-96                            10,345               10,176              10,309               10,292
Dec-96                            10,984               10,487              11,189               10,744
Mar-97                            11,083               10,397              11,468               10,822
Jun-97                            12,429               10,776              13,470               11,790
Sep-97                            13,491               11,153              14,479               12,802
Dec-97                            13,493               11,511              14,895               12,640
Mar-98                            15,197               11,686              16,973               13,582
Jun-98                            15,404               11,992              17,533               13,381
Sep-98                            13,902               12,586              15,788               11,849
Dec-98                            15,806               12,602              19,151               13,148
Mar-99                            16,179               12,452              20,105               13,487

                             [GRAPH APPEARS HERE]

    Based on a hypothetical Investment made in the Calamos Growth and Income Fund-Class I Shares from 9/18/97 through 3/31/99.

                             Calamos Growth      Lehman Brothers                       Lipper Convertible
                              & Income Fund    Government/Corporate       S&P 500         Mutual Fund
                             (Load-Adjusted)       Bond Index*         Stock Index**       Average***
-----------------------------------------------------------------------------------------------------------
Sep-97 Beginning Balance         10,000               10,000              10,000               10,000
Dec-97                           10,128               10,321              10,287                9,874
Mar-98                           11,439               10,478              11,722               10,610
Jun-98                           11,625               10,752              12,109               10,453
Sep-98                           10,513               11,285              10,904                9,256
Dec-98                           11,985               11,299              13,227               10,270
Mar-99                           12,298               11,165              13,885               10,535

     All data points as of last day of quarter.

     * The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Source: Frank Russell Company.

     ** The S&P 500 Stock Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Frank Russell Company.

     ***The Lipper Convertible Mutual Fund Average is composed of all the mutual funds that invest primarily in convertible securities. Lipper mutual fund averages are equally weighted and reflect investment of capital gain distributions and income dividends. Source: Lipper Analytical Services.

Calamos(R)  Strategic Income Fund

The Calamos Strategic Income Fund was up 8.69%, unadjusted for sales charges, for the fiscal year ended March 31, 1999, outperforming the Lehman Bros. Govt./Corp. Bond Index of 6.55% and the 30-day Treasury Bills (Salomon Bros.) at 4.76%.

[LOGO] HIGHLIGHTS

The Calamos Strategic Income Fund employs a market neutral strategy. The Fund's stability during the severe market correction in the late summer demonstrated the value of this approach.

A SHARES
---------------
TRADING SYMBOL:

CVSIX

ONE-YEAR RETURN WITHOUT LOAD:

8.69%

START DATE:

September 4, 1990

The Fund's goal is to provide an above-average income stream for shareholders consistent with stability of principal primarily through the use of convertible securities. Convertible securities tend to participate in price increases in their underlying common stocks, while also paying a higher level of current income than the stocks themselves. The Fund generates income from the interest and dividends paid on the convertible securities.

The investment strategy for the Calamos Strategic Income Fund can be considered market neutral. The Fund's objective is to maintain stability in the net asset value while producing acceptable returns. We strive to meet this objective by hedging the volatility of the stock market so that returns can be less affected by the volatility of both the stock and bond markets. Of course, there is no "free lunch" in investing since risk (volatility) is directly related to investment returns. The upside potential of the stock market is hedged to provide protection against losses should the stock market decline. The balance between the upside potential and the downside protection determines the amount of the portfolio that is hedged. We weigh the affect of this intricate balance carefully in managing the Fund.

In the late summer of 1998, the Fund demonstrated the value of its hedging strategy during the severe stock market correction when the Fund's net asset value (NAV) remained stable throughout that period. The chart below shows the stability of the Fund during its last fiscal year compared with both the S&P 500 and the Russell 2000 stock indexes, both gauges of the performance of the equity markets.


                     CALAMOS STRATEGIC INCOME FUND VERSUS
            S&P 500 AND RUSSELL 2000 APRIL 1, 1998 - MARCH 31, 1999


                                       CAM                              CAM
                                    Strategic    Russell             Strategic
        Russell 2000    S&P 500      Income       2000     S&P 500    Income
            1.00         1.00         1.00
Apr-98     1.006         1.011        1.029        0.55      1.05       2.94
May-98     0.951         0.993        1.022       -5.39     -1.75      -0.73
Jun-98     0.953         1.033        1.023        0.21      4.07       0.09
Jul-98     0.876         1.022        1.033       -8.10     -1.09       0.99
Aug-98     0.706         0.874        1.008      -19.42    -14.43      -2.45
Sep-98     0.761         0.931        1.002        7.83      6.50      -0.59
Oct-98     0.792         1.007        1.015        4.08      8.09       1.36
Nov-98     0.834         1.068        1.048        5.24      6.05       3.26
Dec-98     0.885         1.130        1.064        6.19      5.82       1.50
Jan-99     0.897         1.177        1.080        1.33      4.16       1.46
Feb-99     0.825         1.140        1.065       -8.10     -3.10      -1.36
Mar-99     0.837         1.186        1.087        1.56      3.99       2.06

                                                   Source: Frank Russell Company

This chart displays the relative return, compounded monthly, of the Calamos Strategic Income Fund and the S&P 500 and Russell 2000 Indexes. The S&P 500 is an unmanaged index generally considered representative of the U.S. stock market.
Source: Frank Russell Company. The Russell 2000 Index is an unmanaged index generally considered representative of the U.S. broad-based stock market.
Source: Frank Russell Company. Both indices reflect the reinvestment of income dividends. The Calamos Strategic Income Fund reflects the reinvestment of income dividends and capital gains. Past performance is no guarantee of future results.

Notice the period when the markets unexpectedly corrected and the Fund's NAV was stable. Also consistent with hedging, when the market rebounded, the Fund's NAV remained stable, but the Fund did not perform as well as the equity markets. The trade-off between foregoing upside potential for increased downside protection is apparent in the mini-cycle that the stock market went through during this past year.

In order to hedge against volatile markets, the Fund uses the convertible stock hedge as its primary investment strategy. In a convertible stock hedge, the Fund owns the convertible security and sells a portion of the underlying common stock of the security short. It is also considered a covered short sale since the stock sold short can always be replaced by the conversion of the convertible security into a specified number of shares of the underlying common stock at the holder's option. Proceeds from the stock sale create a credit balance that may earn interest. Due to the short sale, the Fund profits if the stock price decreases. When the stock price increases, the convertible security benefits.

The difference between the current yield on the convertible and the yield on the underlying common stock represents the convertible's yield advantage, which is an important consideration when determining candidates for the convertible hedge strategy. Often the underlying common stock pays no dividend or a very small one, which means the convertible yield advantage is attractive. For stocks that pay a dividend, the dividend is an expense of the Fund and can be paid out of the convertible's yield advantage.

The amount of stock sold short against convertibles varies depending on the Fund's market outlook. A higher hedge ratio indicates a more defensive posture. The Fund attempts to balance risk and reward by adjusting the hedge ratio as the underlying stock price changes. We believe that the hedge ratio dampens overall volatility and helps stabilize the NAV as was accomplished during the 3rd quarter of 1998.

We expect interest rates to remain in a trading range over the coming months. There is the prospect that the Federal Reserve may raise rates in an attempt to prevent inflation from heating up. Our strategy is to maintain a hedge ratio that will provide protection in what we expect will be a volatile market. Even a low interest rate environment has not stabilized bond investments. The volatility within the trading range is very high as bond investors try to anticipate the Federal Reserve's interest rate moves.

The volatile equity market provided some opportunity to adjust hedge ratios. As the stock market advanced, it allowed the hedge ratio of individual positions to be increased, thereby adding more defensive characteristics to the Fund. The volatility exhibited this past quarter provided opportunity for the Fund to profit from changing stock prices. Additionally, we have started to trade the Fund more actively. The volatility of the market is providing opportunities to take advantage of what we view as occasional mispricing. In our view, we continue to be in a period of increasing volatility within the stock and bond markets. Additionally, the high rotation among industry groups as market leaders is beneficial for the Fund. It allows for returns to be generated from price movements rather than interest characteristics alone, adding to the Fund's total returns. This is one of the reasons the Fund has out-performed other fixed income categories, as shown on the following page. We believe this environment will continue throughout 1999. We expect the defensive characteristics of the Strategic Income Fund will be beneficial in stabilizing asset values while securing an above-average income stream.

                                                       Average Annual Total Return
                                            -------------------------------------------------
STRATEGIC INCOME FUND                          1 YEAR          5 YEARS        SINCE INCEPTION
                                            -------------------------------------------------
A Shares/1/                                 8.69%  3.56%     8.36%  7.31%     9.41%     8.79%
30 Day Treasury Bills/2/                    4.76%    NA      4.84%    NA      4.48%       NA
Lehman Bros. Govt/Corp. Bond Index/2/       6.55%    NA      7.73%    NA      8.82%       NA

/1/Average annual total returns, net of expenses. Inception date for A shares was September 4, 1990.
/2/The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. The 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government and offer guarantee as to the repayment of principal and interest at maturity. Both indices reinvest dividends and earnings. Source: Lipper Analytical Services, as reported by the Frank Russell Company.
Performance has not been adjusted for the sales charge in the unshaded area of the chart.
Performance has been adjusted for the 4.75% sales charge in the shaded area of the chart.
Past performance does not guarantee future results.
Calamos makes no recommendations as to the advisability of investing in any security mentioned herein.

                             [GRAPH APPEARS HERE]
Growth of a $10,000 Investment Over Time
Based on a hypothetical investment made in the Calamos Strategic Income Fund-- Class A Shares from 9/4/90 through 3/31/99.

                       Calamos Strategic       30-Day         Lehman Brothers
                          Income Fund         Treasury      Government/Corporate
                        (Load-Adjusted)        Bills*           Bond Index**
--------------------------------------------------------------------------------
Beginning Balance           $ 9,525           $10,000             $10,000
  12/90                       9,782            10,175              10,509
  12/91                      11,149            10,693              12,204
  12/92                      12,484            11,029              13,130
  12/93                      13,998            11,342              14,579
  12/94                      12,959            11,756              14,069
  12/95                      14,833            12,432              16,777
  12/96                      16,077            13,086              17,264
  12/97                      18,327            13,772              18,950
  12/98                      20,167            14,469              20,745
3/31/99                      20,600            14,636              20,498

* The 30-Day Treasury Bill Index is an Unmanaged Index generally considered representative of the performance of short-term money investments. U.S. Treasury bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Source: Frank Russell Company.
** The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Source: Frank Russell Company.
All data points as of December 31. Past performance does not guarantee future results.

Calamos(R) Growth Fund

The Calamos Growth Fund was up 17.20%, unadjusted for sales charges, for the fiscal year ended March 31, 1999, significantly outperforming the Russell 2000* at -16.26%.

The Fund seeks long-term capital growth and is suitable for investors seeking long-term capital appreciation through direct equity participation by investing primarily in common stocks. Fund management intends to achieve the highest returns possible for the long term, and does not seek to minimize short-term volatility. The most aggressively traded of the Funds, the Growth Fund has high turnover. Its relatively small size allows great flexibility in moving in and out of stocks. The Fund may invest up to 25% of its assets in foreign stocks.

We search for the fastest-growing companies available in the stock market, with earnings growth rates significantly above average. We also invest primarily in stocks of companies where we expect the earnings growth rate to be higher than that estimated by analysts. We believe that a company's earnings trend has a direct relationship to its stock price, and we want to recognize undervalued companies before they become well known in the marketplace.

Since the fastest growing companies are typically small- to mid-size companies, the Fund has approximately 24% of its holdings in small-cap, 47% in mid-cap and only 29% in large-cap companies as of the end of the fiscal year.

Smaller companies generally have a higher degree of risk than companies with a larger capital base. Our decision process searches for fast growing companies that have not been recognized in the marketplace, whose current stock price is well below their growth potential. In today's fast-paced market, these anomalies do not last long. Market recognition is reflected in increasing stock prices. As the price objective is reached the Fund quickly trades the stock for another that has a higher growth potential. Using a proprietary quantitative evaluation system to screen for investment opportunities, we keep the Fund tuned to changing market conditions.


[LOGO APPEARS HERE] HIGHLIGHTS

The Calamos Growth Fund invests in the common stocks of companies we believe have exceptional growth characteristics. This Fund is managed aggressively, meaning it takes advantage of investment opportunities in primarily small- to mid-size companies that, although they offer higher potential rewards, may have a higher risk profile than larger-cap companies.

A SHARES
-----------------
TRADING SYMBOL:

CVGRX

ONE-YEAR RETURN WITHOUT LOAD:

17.20%

START DATE:

September 4, 1990


*The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

Turnover in the Fund is high and, we feel, necessary in a market that is characterized by the rotation of money from group to group as high liquidity causes one industry to lead the market and be quickly replaced by another. The Fund copes with the volatility by being diversified, typically investing in 55 companies across most industry groups.

Going forward we expect the volatility of the market and group rotation to continue to be high. In our view, this presents an excellent investment climate for the Growth Fund strategy. By keeping the Fund invested in the fastest growing companies, we believe it is well positioned for the coming months.

                              Morningstar Rating
                               *    *    *    *

The Calamos Growth Fund also received a 4 star rating from Morningstar for the three year period ended 3/31/99 among 2,947 domestic equity funds. The Fund was given 3 stars overall and 3 stars for the 5 year period ended 3/31/99 out of 2,947 and 1,810 funds respectively. Past performance does not guarantee future results. Rankings are for Class A shares.

Morningstar proprietary ratings reflect risk adjusted performance and are subject to change every month. Overall ratings are calculated from a fund's 3-, 5-, and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.


                                             Average Annual Total Return
                                    -----------------------------------------------
GROWTH FUND                             1 YEAR         5 YEARS      SINCE INCEPTION
                                    -----------------------------------------------
A Shares/1/                         17.20%  11.63%  24.06%  22.85%  19.07%  18.39%
C Shares/1/                         16.78%    NA      NA      NA    27.96%    NA
I Shares/2/                         17.84%    NA      NA      NA    15.92%    NA
Lipper Growth Funds Index/3/        17.54%    NA    21.75%    NA    18.68%    NA

 /1/ Average annual total returns, net of expenses. Inception date for A Shares was September 4, 1990; for C Shares, September 3, 1996.
 /2/ Inception date for I Shares was September 18, 1997.
 /3/ The Lipper Growth Funds Index comprises 30 funds which invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Lipper mutual funds averages are equally weighted, composed of the largest mutual funds within their respective investment objectives, and reflects the reinvestment of capital gains distributions and income dividends.
     Source: Lipper Analytical Services, Inc., as reported by the Frank Russell Company.

    Performance has not been adjusted for the sales charge in the unshaded area of the chart.
    Performance has been adjusted for the 4.75% sales charge in the shaded area of the chart.
    Past performance does not guarantee future results.
    Calamos makes no recommendations as to the advisability of investing in any security mentioned herein.

Growth of a $10,000 Investment Since Inception

Based on a hypothetical investment made in the CALAMOS Growth Fund-Class A Shares from 9/4/90 through 3/31/99.

CALAMOS GROWTH FUND      LOAD-ADJUSTED
                  Growth Fund  S&P 500
Dec-90     1990     10,478     10,898
Dec-91     1991     14,690     14,226
Dec-92     1992     14,878     15,320
Dec-93     1993     15,524     16,850
Dec-94     1994     14,635     17,073
Dec-95     1995     18,649     23,476
Dec-96     1996     25,073     28,904
Dec-97     1997     31,144     38,547
Dec-98     1998     39,649     49,564
Mar-99     1999     42,545     52,032

All data points as of December 31.



Based on a hypothetical investment made in the CALAMOS Growth Fund-Class C Shares from 9/3/96 through 3/31/99.

CALAMOS GROWTH FUND-C/shrs  LOAD-ADJUSTED
                             Growth Fund  S&P 500
-------------------------------------------------
                               10,000     10,000
-------------------------------------------------
Dec-96                1996     11,223     10,834
-------------------------------------------------
Mar-97                         10,535     11,124
-------------------------------------------------
Jun-97                         12,684     13,067
-------------------------------------------------
Sep-97                         15,473     14,045
-------------------------------------------------
Dec-97                1997     13,870     14,448
-------------------------------------------------
Mar-98                         16,148     16,464
-------------------------------------------------
Jun-98                         16,425     17,007
-------------------------------------------------
Sep-98                         13,399     15,315
-------------------------------------------------
Dec-98                         17,588     18,577
-------------------------------------------------
Mar-99                         18,857     19,502
-------------------------------------------------

All data points as of last day of quarter.

Based on a hypothetical investment made in the CALAMOS Growth Fund-Class I Shares from 9/18/97 through 3/31/99.

CALAMOS GROWTH FUND-I/shrs  LOAD-ADJUSTED
                          Growth Fund  S&P 500
----------------------------------------------------
                               10,000     10,000
----------------------------------------------------
Dec-97                1997      9,117     10,287
----------------------------------------------------
Mar-98                         10,640     11,722
----------------------------------------------------
Jun-98                         10,846     12,109
----------------------------------------------------
Sep-98                          8,868     10,904
----------------------------------------------------
Dec-98                1998     11,671     13,227
----------------------------------------------------
Mar-99                1999     12,538     13,885
----------------------------------------------------

All data points as of last day of quarter.
* The S&P 500 Stock Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Frank Russell Company. Past performance does not guarantee future results.

Calamos(R)  Global Growth and Income Fund


The Calamos Global Growth and Income Fund weathered the storm of 1998's third quarter, rising 5.1% in the year ended 3/31/99, unadjusted for sales load, and outperforming the Lipper Global Equity Index/4/, which rose 3.6% over the same period. Since inception of the fund on 9/9/96, the unadjusted annualized return of the fund is 16.56% compared to 14.59% for the Lipper benchmark.

HIGHLIGHTS

The Calamos Global Growth and Income Fund invests in domestic and international equities and convertible bonds. We believe the global economy has the potential for unprecedented growth over the medium term as once-closed economies embrace open markets, industrialized nations work towards freer trade, and emerging markets offer the opportunity for explosive economic development. In our view, these fundamental economic changes translate into tremendous investment opportunities for those willing to look beyond the U.S.

A SHARES
---------------
TRADING SYMBOL:
CVLOX
ONE-YEAR RETURN WITHOUT LOAD:
5.08%
START DATE:
September 9, 1996

While the Fund had successful positions all over the world, some of the biggest realized gains in the last year were in European positions. Examples include Danone, Alcatel, Republic of Italy/INA, Volkswagen, Lindt and Spruengli. The Fund also had a large realized gain on the EMC synthetic convertible.

Two of the most successful positions continue to be held by the Fund. Qualcomm, comprising 3.6% of the Fund, was up 94% since its purchase last August. Telecom Italia, rose 31% during the last year and 116% since it was purchased. This position represents 3.2% of the Fund.

The Fund's assets continue to be distributed around the world, with 52% in the U.S., 32% in Europe, 8% in Australia and New Zealand, 6% in Japan and 2% in Emerging Asia.

There are several new additions to the Fund that we are excited about, particularly Allied Domecq, Berisford and the General Mills synthetic. Allied is a UK food and beverage company that has begun to restructure its business by selling off some of its restaurant and pub units and focusing on its core spirits businesses. The stock has significant upside potential if management is able to increase returns to industry levels by this restructuring. Berisford is a UK manufacturer of commercial kitchen equipment and retailer of residential kitchen and bathroom products. Its recent restructuring has begun to show up in sales and margins and the stock still offers considerable upside possibilities.

We also believe that the international convertible bond market offers the relative safety of a corporate bond with the capital appreciation potential of the common stock.


                                                   AVERAGE ANNUAL TOTAL RETURN
                                                   ---------------------------
GLOBAL GROWTH AND INCOME FUND                        1 YEAR   SINCE INCEPTION
                                                   ---------------------------
A Shares/1/                                            5.08%     16.56%
C Shares/1/                                            4.62%     16.29%
I Shares/2/                                            5.57%     10.81%
Morgan Stanley Capital International World Index/3/   13.05%     20.99%
Lipper Global Equity Index/4/                          3.65%     14.59%


  1 Average annual total returns, net of expenses. Inception date for A Shares was September 9, 1996; for C Shares, September 24, 1996.
  2 Inception date for I Shares was September 18, 1997.
  3 The MSCI World Index is an unmanaged equity index that is an arithmetic market value-weighted average of the performance of over 1,460 securities listed on the stock exchanges from around the world. The beginning date for this index is 9/1/96. The index reflects the reinvestment of capital gains and income dividends. Source: Frank Russell Company.
  4 The Lipper Global Equity Index is composed of the largest mutual funds within its investment objective. The mutual funds in the Index allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of its portfolio is invested in securities traded outside the U.S., including some shares of gold related instruments. Lipper mutual fund averages are equally weighted and reflect the reinvestment of capital gains and income dividends. Source: Lipper Analytical Services, Inc. and Frank Russell Company. Performance has not been adjusted for the sales charge in the unshaded area of the chart.
    Performance has been adjusted for the 4.75% sales charge in the shaded area of the chart.
    Past performance does not guarantee future results.
    Calamos makes no recommendations as to the advisability of investing in any security mentioned herein.

                             [GRAPHS APPEAR HERE]

Growth of a $10,000 Investment Since Inception

Based on a hypothetical investment made in the Calamos Global Growth and Income Fund--Class A Shares from 9/9/96 through 3/31/99.

                                  Calamos Global          Morgan Stanley Capital
                                Growth and Income          International World
                               Fund (Load-Adjusted)               Index*
--------------------------------------------------------------------------------
9/9/96 Beginning Balance            $ 9,525                       $10,000
  12/96                              10,041                        10,469
   3/97                              10,289                        10,511
   6/97                              11,630                        12,105
   9/97                              12,277                        12,463
  12/97                              11,883                        12,168
   3/98                              13,409                        13,923
   6/98                              13,882                        14,219
   9/98                              12,229                        12,527
  12/98                              13,557                        15,185
3/31/99                              14,090                        15,740

All data points as of last day of quarter.

Based on a hypothetical investment made in the Calamos Global Growth and Income Fund--Class C Shares from 9/24/96 through 3/31/99.

                                 Calamos Global           Morgan Stanley Capital
                                Growth and Income          International World
                                      Fund                        Index*
--------------------------------------------------------------------------------
9/24/96 Beginning Balance           $10,000                       $10,000
  12/96                              10,543                        10,469
   3/97                              10,764                        10,511
   6/97                              12,151                        12,105
   9/97                              12,809                        12,463
  12/97                              12,406                        12,168
   3/98                              13,971                        13,923
   6/98                              14,444                        14,219
   9/98                              12,717                        12,527
  12/98                              14,082                        15,185
3/31/99                              14,616                        15,740

All data points as of last day of quarter.

Based on a hypothetical investment made in the Calamos Global Growth and Income Fund--Class I Shares from 9/18/97 through 3/31/99.

                                 Calamos Global           Morgan Stanley Capital
                                Growth and Income          International World
                                      Fund                        Index*
--------------------------------------------------------------------------------
9/18/97 Beginning Balance           $10,000                     $  10,000
  12/97                               9,818                      9,763.44
   3/98                              11,085                        11,172
   6/98                              11,493                        11,409
   9/98                              10,143                        10,051
  12/98                              11,244                        12,184
3/31/99                              11,703                        12,630

All data points as of last day of quarter.
* The MSCI World Index is an unmanaged equity index that is an arithmetic, market value-weighted average of the performance of over 1,460 securities listed on stock exchanges from around the world. The beginning date for this index is 9/1/96.
Past performance does not guarantee future results.


Calamos/R/  Family of Funds


STANDARDIZED PERFORMANCE AS OF 3/31/99


                                           AVERAGE ANNUAL TOTAL RETURN
                              ----------------------------------------------------------------------------------
                                   1 YEAR                5 YEARS              10 YEARS        SINCE INCEPTION
                              ----------------------------------------------------------------------------------
Convertible Fund

 A Shares                       3.17%     -1.73%      14.97%   13.85%     13.62%       13.07%   11.92%   11.52%
   Inception: 6/21/85

 C Shares                       2.66%        NA          NA       NA         NA           NA    15.76%      NA
   Inception: 7/5/96

 I Shares                       3.71%        NA          NA       NA         NA           NA    12.58%      NA
   Inception: 6/25/97

Growth and Income Fund

 A Shares                       6.90%      1.81%      17.51%   16.37%     15.29%       14.73%   15.04%   14.51%
   Inception: 9/22/88

 C Shares                       6.46%        NA          NA       NA         NA           NA    19.89%      NA
   Inception: 8/5/96

 I Shares                       7.51%        NA          NA       NA         NA           NA    14.46%      NA
   Inception: 9/18/97

Strategic Income Fund

 A Shares                       8.69%      3.56%       8.36%    7.31%        NA           NA     9.41%    8.79%
   Inception: 9/4/90

Growth Fund

 A Shares                      17.20%     11.63%      24.06%   22.85%        NA           NA    19.07%   18.39%
   Inception: 9/4/90

 C Shares                      16.78%        NA          NA       NA         NA           NA    27.96%      NA
   Inception: 9/3/96

 I Shares                      17.84%        NA          NA       NA         NA           NA    15.92%      NA
   Inception: 9/18/97

Global Growth and
  Income Fund

 A Shares                       5.08%      0.05%         NA       NA         NA           NA    16.56%   14.36%
   Inception: 9/9/96

 C Shares                       4.62%        NA          NA       NA         NA           NA    16.29%      NA
   Inception: 9/24/96

 I Shares                       5.57%        NA          NA       NA         NA           NA    10.81%      NA
   Inception: 9/18/97


This chart provides performance return numbers for the five Funds and shows both non-load-adjusted and load-adjusted returns, taking into consideration the maximum 4.75% sales charge on A shares. Total return and average annual total return performance measure net investment income and capital gain or loss from portfolio investments and reflect changes in share price, reinvestment of income and capital gain distributions. Performance shown for Class A and C shares reflects the effects of an expense reimbursement, which improved results.

Performance has not been adjusted for the sales charge in the unshaded area of the chart.

Performance has been adjusted for the 4.75% sales charge in the shaded area of the chart.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so than an investor's shares when redeemed may be worth more or less than their original cost.

Report of Independent Auditors


To the Board of Trustees and Shareholders
CALAMOS INVESTMENT TRUST

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (comprising Calamos Convertible Fund, Calamos Growth and Income Fund, Calamos Strategic Income Fund, Calamos Growth Fund, and Calamos Global Growth and Income Fund) as of March 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein and the financial highlights for each of the fiscal periods since 1990. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Convertible Fund, Calamos Growth and Income Fund, Calamos Strategic Income Fund, Calamos Growth Fund, and Calamos Global Growth and Income Fund at March 31, 1999, the results of their operations and changes in their net assets for each of the periods indicated therein, and the financial highlights for each of the fiscal periods since 1990, in conformity with generally accepted accounting principles.

                                     /s/ Ernst & Young LLP

Chicago, Illinois
May 12, 1999

Calamos  Convertible Fund

Schedule of Investments March 31, 1999


   Principal
      Amount                                                    Value
---------------------------------------------------------------------
Convertible Bonds (52.0%)
              Capital Goods--Technology (18.0%)

$  2,100,000  Affiliated Computer Services                $ 2,640,792
              Corporation (b) 4.000%, 03/15/05

   2,500,000  At Home Corporation (b)                       2,625,000
              0.5246%, 12/28/18

   7,900,000  Atmel Corporation (b)                         2,437,624
              0.000%, 04/21/18

   1,600,000  Bell Atlantic Corporation (Tel_Nz) (b)        1,699,008
              5.750%, 04/01/03

   1,200,000  Bell Atlantic Corporation (b)                 1,316,100
              (Cable & Wireless) 4.250%, 09/15/05

     500,000  Bell Atlantic Corporation                       548,375
              (Cable & Wireless) 4.250%, 09/15/05

   1,075,000  Converse Technology Corporation (b)           1,565,469
              4.500%, 07/01/05

     830,000  Doubleclick, Inc. (b)                         1,041,335
              4.750%, 03/15/06

   1,355,000  France Telecom S.A (b)                        1,289,894
              2.000%, 01/01/04

     600,000  LSI Logic Corporation (b)                       722,250
              4.250%, 03/15/04

   2,400,000  Network Associates, Inc. (b)                    879,000
              0.000%, 02/13/18

   4,400,000  Solectron Corporation (b), (c)                2,176,416
              0.000%, 01/27/19

   1,175,000  Systems & Computer Technology                   846,000
              Corporation 5.000%, 10/15/04

   4,400,000  U.S. Cellular Corporation                     2,029,500
              0.000%, 06/15/15

   3,460,000  Xerox Corporation                             2,084,650
              0.570%, 04/21/18                            -----------
                                                           23,901,413



              Consumer Cyclicals (10.5%)

   2,625,000  Hilton Hotels Corporation                     2,460,937
              5.000%, 05/15/06

   2,100,000  The Interpublic Group of Companies,           2,397,318
              Inc. (b) 1.800%, 09/16/04

     704,000  The Interpublic Group of Companies,             803,672
              Inc. 1.800%, 09/16/04

     365,000  Magna International, Inc.                       366,599
              4.875%, 02/15/05

   3,175,000  Marriott International, Inc. (c)              2,142,617
              0.000%, 03/25/11

   1,025,000  Marriott International, Inc. (c)                691,711
              0.000%, 03/25/11 Euro

   3,035,000  Office Depot, Inc. (c)                        2,610,100
              0.000%, 11/01/08

     500,000  Omnicom Group, Inc.                             852,345
              2.250%, 01/06/13

     950,000  Omnicom Group, Inc. (b)                       1,619,456
              2.250%, 01/06/13
                                                          -----------
                                                           13,944,755



              Consumer Growth Staples (11.9%)

     225,000  Alpharma, Inc.                                  339,187
              5.750%, 04/01/05

   4,440,000  Athena Neurosciences (Elan) (b)               2,536,350
              0.000%, 12/14/18

   1,800,000  Clear Channel Communications, Inc.            2,239,344
              2.625%, 04/01/03

   1,100,000  Costco Companies, Inc.                        1,179,024
              0.000%, 08/19/17

   2,300,000  Costco Companies, Inc. (b)                    2,465,232
              0.000%, 08/19/17

   2,160,000  Genzyme Corporation (b)                       3,118,910
              5.250%, 06/01/05

   1,450,000  Rite Aid Corporation (b)                      1,495,081
              5.250%, 09/15/02

   4,500,000  Roche Holdings Company (b), (c)               2,407,500
              0.000%, 05/06/12
                                                          -----------
                                                           15,780,628


              Consumer Staples (2.4%)

   2,650,000  Nestle Holdings, Inc.                         3,216,255
              3.000%, 06/17/02


              Credit Cyclicals (0.8%)

   1,350,000  BankAtlantic Bancorp, Inc.                    1,086,750
              5.625%, 12/01/07


              Energy (1.4%)

   2,150,000  Loews Corporation (Diamond                    1,842,894
              Offshore Drilling) 3.125%, 09/15/07

              Financial (2.0%)

     650,000  Finlayson Global (Rep. of Singapore)            671,937
              Corporation (b) 0.000%, 02/19/04

 127,000,000  Mitsui Marine & Fire Insurance                1,115,258
         JPY  Company 0.700%, 03/31/03

  83,000,000  Sumitomo Marine & Fire Insurance                852,216
         JPY  Company 1.200%, 03/31/04                    -----------
                                                            2,639,411

              See accompanying Notes to Schedule of Investments.

Schedule of Investments March 31, 1999

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------
              Transportation (3.2%)
$  750,000    Airtours, Inc. plc                                     $ 1,396,874
       GBP    5.750%, 01/05/04

   570,000    BAA plc                                                  1,184,694
       GBP    5.750%, 03/29/06

 2,500,000    Deutsche Lufthansa (b)                                   1,690,475
       DEM    2.125%, 12/03/02
                                                                     -----------
                                                                       4,272,043

              Utilities (1.8%)
 2,550,000    AES Corporation                                          2,473,500
              4.500%, 08/15/05
                                                                     ===========
              TOTAL CONVERTIBLE BONDS                                 69,157,649
              (Cost $61,866,229)

Number
of Shares                                                               Value
--------------------------------------------------------------------------------
Convertible Preferred Stocks (24.5%)
              Basic Industries (3.9%)
    68,500    International Paper Company                              3,311,290
              5.250%

    37,800    Sealed Air Corporation                                   1,871,100
              2.000% Series A
                                                                     -----------
                                                                       5,182,390

              Capital Goods--Technology (5.3%)
    22,000    Mediaone Group, Inc.                                     1,820,500
              6.250%

    57,300    Qualcomm Financial Trust, Inc.                           5,178,488
              5.750%
                                                                     -----------
                                                                       6,998,988

              Consumer Cyclicals (3.0%)
    33,300    Newell Financial Trust                                   1,848,150
              5.250%

    17,700    Royal Caribbean Cruises Limited                          2,166,038
              7.250% Series A
                                                                     -----------
                                                                       4,014,188

              Consumer Growth Staples (2.9%)
    57,300    Monsanto Co.                                             2,664,450
              2.600%

    29,200    Village Roadshow, Inc. (b)                               1,197,200
              3.250%
                                                                     -----------
                                                                       3,861,650

              Consumer Staples (1.8%)
    28,900    Suiza Foods Corporation (b)                              1,000,663
              5.500%

    42,000    Suiza Foods Corporation                                  1,454,250
              5.500%
                                                                     -----------
                                                                       2,454,913

              Credit Cyclicals (1.6%)
    55,000    DECS Trust II (Royal Group Tech                          1,289,062
              Limited) 6.875%

    19,000    Owens Corning MIPS                                         857,375
              6.500%
                                                                     -----------
                                                                       2,146,437

              Financial (4.8%)
     4,200    Equity Residential Properties Trust                         90,300
              7.250%

     8,415    Glenborough Realty Trust, Inc.                             140,951
              7.750%

   139,500    National Australia Bank                                  4,368,094
              7.875%

    46,300    Host Marriott Corporation                                1,834,637
              6.750%
                                                                     -----------
                                                                       6,433,982

              Transportation (1.2%)
    30,650    Union Pacific Capital Trust                              1,536,331
              6.250%
                                                                     -----------
              TOTAL CONVERTIBLE                                       32,628,879
              PREFERRED STOCKS
              (Cost $29,395,834)

Common Stocks (9.7%)
              Capital Goods--Technology (0.1%)
     3,000    American Power Conversion                                   81,000
              Corporation

     1,235    Sensormatic Electronics Corporation                         11,733
                                                                     -----------
                                                                          92,733

              Consumer Cyclical (1.0%)
    27,624    Carnival Corporation                                     1,341,491

              Consumer Growth Staples (3.7%)
    34,000    Gannett Company, Inc.                                    2,142,000

    48,000    Nike, Inc. Class B                                       2,769,000
                                                                     -----------
                                                                       4,911,000

              Consumer Staples (2.5%)
   180,000    Diageo plc                                               2,032,565
       GBP

    71,600    IBP, Inc.                                                1,333,550
                                                                     -----------
                                                                       3,366,115

              See accompanying Notes to Schedule of Investments.

Schedule of Investments March 31, 1999

Number
of Shares                                                Value
-----------------------------------------------------------------
                   Credit Cyclicals (1.2%)
     28,000        Federal Home Loan Mortgage        $ 1,599,500
                   Corporation

                   Financial (1.2%)
     23,338        Fifth Third Bancorp                 1,538,849
                                                    ------------
                   TOTAL COMMON STOCKS                12,849,688
                   (Cost $8,415,583)

Number of
Contracts                                                Value
-----------------------------------------------------------------
Call Options (0.2%)
                   Consumer Staples (0.2%)
        200        General Mills Corporation (a)         262,500
                   LEAPS Expiration 01/19/01,
                   Strike 70
                                                    ------------
                   TOTAL CALL OPTIONS                    262,500
                   (Cost $278,100)

Number of
Shares                                                     Value
-----------------------------------------------------------------
Warrants (0.5%)
                   Consumer Growth Staples (0.5%)
     65,527        News Corporation Ltd.                 730,626
                   6/16/03
                                                    ------------
                   TOTAL WARRANTS                        730,626
                   (Cost $445,584)



Principal
Amount                                                     Value
-----------------------------------------------------------------
U.S. Government Securities (10.2%)
$23,000,000        United States National Strips     $ 7,093,200
                   Interest Coupon 0.000%, 11/15/18

                   United States Treasury Notes
    850,000        7.000%, 04/15/99                      850,943
    500,000        5.875%, 02/15/00                      504,475
  2,750,000        6.875%, 05/15/06                    2,985,208
  2,000,000        6.500%, 10/15/06                    2,130,440
                                                    ------------

                   TOTAL U.S. GOVERNMENT              13,564,266
                   SECURITIES
                   (Cost $13,116,950)

TOTAL INVESTMENTS (97.1%)                            129,193,608
(Cost $113,518,280)

CASH DEPOSITS WITH CUSTODIAN                           2,505,101
(INTEREST BEARING) (1.9%)

OTHER ASSETS, LESS LIABILITIES (1.0%)                  1,324,707
                                                    ------------
NET ASSETS (100%)                                   $133,023,416
                                                    ============

NET ASSET VALUE PER SHARE--CLASS A                  $      17.14
(3,934,969 shares outstanding)                      ============

NET ASSET VALUE PER SHARE--CLASS C                  $      17.07
(1,806,433 shares outstanding)                      ============

NET ASSET VALUE PER SHARE--CLASS I                  $      17.21
(2,017,601 shares outstanding)                      ============

Notes to Schedule of Investments
  (a)   Non-income producing security
  (b) Rule 144A security--Private placement securities issued under Rule 144A are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Funds, and any resale by the Funds must be an exempt transaction, normally to other qualified institutional investors.
  (c)   LYON--Liquid Yield Option Note


              See accompanying Notes to Schedule of Investments.

Calamos Growth and Income Fund

Schedule of Investments March 31, 1999

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------
Convertible Bonds (57.7%)
              Capital Goods - Technology (25.8%)
$  485,000    Affiliated Computer Services                           $   609,897
              Corporation (b) 4.000%, 03/15/05

   725,000    At Home Corporation (b)                                    761,250
              0.5246%, 12/28/18

 1,350,000    Atmel Corporation (b)                                      416,556
              0.000%, 04/21/18

   200,000    Bell Atlantic (Cable & Wireless)                           219,350
              Corporation 4.250%, 09/15/05

   900,000    Citrix Systems, Inc. (b)                                   305,469
              0.000%, 03/22/19

   170,000    Converse Technology, Inc. (b)                              247,563
              4.500%, 07/01/05

   380,000    Doubleclick, Inc. (b)                                      476,756
              4.750%, 03/15/06

   400,000    Exodus.com, Inc. (b)                                       642,000
              5.000%, 03/15/06

   200,000    LSI Logic Corporation (b)                                  240,750
              4.250%, 03/15/04

   775,000    Network Associates, Inc.                                   283,844
              0.000%, 02/13/18

   500,000    Park Electrochemical Corporation                           435,000
              5.500%, 03/01/06

   925,000    Solectron Corporation (b), (c)                             457,542
              0.000%, 01/27/19

   250,000    Systems & Computer Technology
              Corporation 5.000%, 10/15/04

   950,000    U.S. Cellular Corporation                                  438,187
              0.000%, 06/15/15

   650,000    Xerox Corporation                                          391,625
              0.570%, 04/21/18
                                                                      ----------
                                                                       6,105,789
              Consumer Cyclicals (7.8%)
   300,000    The Interpublic Group of Companies,                        342,474
              Inc. (b) 1.800%, 09/16/04

   110,000    The Interpublic Group of Companies,                        125,574
              Inc. 1.800%, 09/16/04

   360,000    MAGNA International Corporation                            361,577
              4.875%, 02/15/05

   550,000    Marriott International, Inc. (c)                           371,162
              0.000%, 03/25/11

   350,000    Office Depot, Inc.                                         301,000
              0.000%, 11/01/08

   200,000    Omnicom Group, Inc. (b)                                    340,938
              2.250%, 01/06/13
                                                                      ----------
                                                                       1,842,725
              Consumer Growth Staples (22.4%)
   325,000    Alpharma, Inc.                                             489,937
              5.750%, 04/01/05

   725,000    Athena Neurosciences (Elan) (b)                            414,156
              0.000%, 12/14/18

   400,000    Chiron Corporation (b)                                     388,992
              1.900%, 11/17/00

   360,000    Clear Channel Communications, Inc.                         447,869
              2.625%, 04/01/03

   475,000    Costco Companies, Inc. (b)                                 509,124
              0.000%, 08/19/17

   230,000    Genzyme Corporation (b)                                    332,107
              5.250%, 06/01/05

   500,000    Jacor Communications, Inc. (c)                             263,750
              0.000%, 02/09/18

   330,000    Petsmart, Inc.                                             391,459
              6.750%, 11/01/04

   270,000    Quintiles Transnational Corporation                        286,643
              4.250%, 5/31/00

   285,000    Res-Care, Inc.                                             362,306
              6.000%, 12/01/04

   300,000    Rite Aid Corporation (b)                                   309,327
              5.250%, 09/15/02

   700,000    Roche Holdings, Inc.                                       456,750
              0.000%, 04/20/10

   800,000    Times Mirror Company (c)                                   365,000
              0.000%, 04/15/17

   350,000    Veterinary Centers of America, Inc.                        271,250
              5.250%, 05/01/06
                                                                      ----------
                                                                       5,288,670
              Financial (0.3%)
    70,000    Financial Federal Corporation (b)                           59,150
              4.500%, 05/01/05

              Utilities (1.4%)
   350,000    AES Corporation                                            339,500
              4.500%, 08/15/05
                                                                      ----------
              TOTAL CONVERTIBLE BONDS                                 13,635,834
              (Cost $11,970,081)

              See accompanying Notes to Schedule of Investments.

Schedule of Investments March 31, 1999

Number
of Shares                                               Value
----------------------------------------------------------------
Convertible Preferred Stocks (16.9%)
            Basic Industries (1.9%)
      9,000 Sealed Air Corporation 2.000%            $   445,500

            Capital Goods -- Technology (4.2%)
      3,500 Mediaone Group, Inc. 6.250%                  289,625

      7,700 Qualcomm, Inc. 5.750%                        695,888
                                                     -----------
                                                         985,513
            Consumer Cyclicals (2.8%)
      4,600 Newell Financial Trust, Inc. 5.250%          255,300

      3,300 Royal Caribbean Cruises Limited              403,838
            7.250% Series A
                                                     -----------
                                                         659,138
            Consumer Growth Staples (2.3%)
     4,500  Time Warner, Inc. (Houston Ind) 7.000%       542,250

            Consumer Staples (0.6%)
     4,250  Suiza Foods Corporation (b) 5.500%           147,156

            Credit Cyclicals (2.4%)
    35,000  Kaufman & Broad Homes, Inc. 8.250%           280,000

     6,600  Owens Corning Co. Mips 6.500%                297,825
                                                     -----------
                                                         577,825
            Financial (2.7%)
    10,000  Lincoln National Corporation Feline          265,000
            Prides 7.750%

    12,200  National Australia Bank 7.875%               382,012
                                                     -----------
                                                         647,012
                                                     -----------
            TOTAL CONVERTIBLE                          4,004,394
            PREFERRED STOCKS
            (Cost $3,402,000)

Common Stocks (8.2%)
            Capital Goods--Technology (5.4%)
      8,350 American Power Conversion Corporation        225,450

      6,400 Microsoft Corporation (a)                    573,600

      6,400 Motorola, Inc.                               468,800
                                                     -----------
                                                       1,267,850
            Consumer Cyclicals (1.3%)
     16,000 IBP, Inc.                                    298,000

            Financial (1.5%)
      5,514 Fifth Third Bancorp                          363,579
                                                     -----------
            TOTAL COMMON STOCKS                        1,929,429
            (Cost $1,281,233)

Call Options (0.2%)
            Capital Staples--Technology (0.2%)
         30 General Mills Corporation (a)                 39,375
            LEAPS Expiration 01/19/01,
            Strike 70
                                                     -----------
            TOTAL CALL OPTIONS                            39,375
            (Cost $41,715)

  Principal
  Amount                                                  Value
----------------------------------------------------------------
U.S. Government Securities (11.8%)
$ 3,800,000 United States National Strips Interest     1,263,462
            Coupon 0.000%, 08/15/17

            United States Treasury Notes
    230,000 7.000%, 04/15/99                             230,255
    600,000 5.875%, 02/15/00                             605,370
    635,000 6.875%, 05/15/06                             689,311
                                                     -----------
            TOTAL U.S. GOVERNMENT                      2,788,398
            SECURITIES
            (Cost $2,745,809)
                                                     -----------
TOTAL INVESTMENTS (94.8%)                             22,397,430
(Cost $19,440,838)

CASH DEPOSITS WITH CUSTODIAN                             385,340
(INTEREST BEARING) (1.6%)

OTHER ASSETS, LESS LIABILITIES (3.6%)                    849,421
                                                     -----------
NET ASSETS (100%)                                    $23,632,191
                                                     ===========
NET ASSET VALUE PER SHARE--CLASS A                   $     18.22
(1,041,524 shares outstanding)                       ===========

NET ASSET VALUE PER SHARE--CLASS C                   $     18.07
(148,124 shares outstanding)                         ===========

NET ASSET VALUE PER SHARE--CLASS I                   $     18.30
(107,971 shares outstanding)                         ===========

Notes to Schedule of Investments
  (a)  Non-income producing security
  (b) Rule 144A security Private placement securities issued under Rule 144A are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Funds, and any resale by the Funds must be an exempt transaction, normally to other qualified institutional investors.
  (c)  LYON --  Liquid Yield Option Note

               See accompanying Notes to Schedule of Investments.

Calamos Strategic Income Fund

Schedule of Investments March 31, 1999

  Principal
     Amount                                                          Value
--------------------------------------------------------------------------------
Convertible Bonds (76.6%)
            Capital Goods -- Technology (19.7%)
   $ 50,000    Apple Computer Corporation                          $ 64,527
               6.000%, 06/01/01
     60,000    Doubleclick, Inc. (b)                                 75,277
               4.750%, 03/15/06
     70,000    Level One Communications, Inc.                       137,629
               4.000%, 09/01/04
     30,000    LSI Logic Corporation (b)                             36,113
               4.250%, 03/15/04
    120,000    Network Associates, Inc.                              43,950
               0.000%, 02/13/18
     60,000    SportsLine USA, Inc. (b)                              55,050
               5.000%, 04/01/06
                                                                  ---------
                                                                    412,546

            Capital Goods Other (6.8%)
     55,000    Robbins & Myers, Inc.                                 49,500
               6.500%, 09/01/03
     50,000    Thermoquest Corporation                               48,500
               5.000%, 08/15/00
     40,000    Waste Management, Inc.                                43,750
               4.000%, 02/01/22
                                                                  ---------
                                                                    141,750

            Consumer Cyclicals (14.5%)
     55,000    Amazon.com, Inc. (b)                                  69,506
               4.750%, 02/01/09
     45,000    Continental Airlines, Inc.                            57,981
               6.750%, 04/15/06
    120,000    Office Depot, Inc. (a)                               103,200
               0.000%, 11/01/08
     50,000    Speedway Motorsports, Inc.                            71,188
               5.750%, 09/30/03
                                                                  ---------
                                                                    301,875
            Consumer Growth Staples (19.4%)
     75,000    Alza Corporation                                      38,250
               0.000%, 07/14/14
     75,000    Clear Channel Communications, Inc.                    93,306
               2.625%, 04/01/03
    160,000    IDEC Pharmaceutical Corporation (b)                   59,800
               0.000%, 02/16/19
    190,000    Jacor Communications, Inc. (a)                       100,225
               0.000%, 02/19/18
     60,000    Petsmart, Inc.                                        71,174
               6.750%, 11/01/04
     40,000    Quintiles Transnational Corporation                   42,466
               4.250%, 05/31/00
                                                                  ---------
                                                                    405,221

            Energy (9.0%)
     75,000    Nabors Industries, Inc.                               86,250
               5.000%, 05/15/06
    100,000    Pennzenergy Co. (Chevron)                            100,875
               4.950%, 08/15/08
                                                                  ---------
                                                                    187,125

            Financial (2.6%)
     65,000    Financial Federal Corporation                         54,925
               4.500%, 05/01/05


            Utilities (4.6%)
    100,000    AES Corporation                                       97,000
               4.500%, 08/15/05
                                                                  ---------
               TOTAL CONVERTIBLE BONDS                            1,600,442
               (Cost $1,459,314)

   Number of
     Shares                                                          Value
--------------------------------------------------------------------------------
   Convertible Preferred Stocks (23.7%)
            Basic Industries (7.3%)
      1,800    International Paper Company 5.250%                    87,012
      1,300    Sealed Air Corporation 2.000% Series A                64,350
                                                                  ---------
                                                                    151,362

            Capital Goods -- Technology (10.5%)
      1,100    Case Corporation 4.500% Series A                      66,275
      1,700    Qualcomm, Inc. 5.750%                                153,638
                                                                  ---------
                                                                    219,913
            Consumer Cyclicals (2.9%)
      1,000    K Mart Financing Corporation 7.750%                   60,500

            Credit Cyclicals (3.0%)
      1,400    Owens Corning MIPS 6.500%                             63,175
                                                                  ---------
      8,300    TOTAL CONVERTIBLE                                    494,950
               PREFERRED STOCKS
               (Cost $438,535)
                                                                  ---------
TOTAL INVESTMENTS (100.3%)                                        2,095,392
(Cost $1,897,849)

               See accompanying Notes to Schedule of Investments.

Schedule of Investments March 31, 1999


  Number
  of Shares                                                          Value
--------------------------------------------------------------------------------
Common Stocks Sold Short (-50.4%)
               Basic Industries (-2.7%)
        540    International Paper Company                         $ (22,781)
        700    Sealed Air Corporation                                (34,431)
                                                                   =========
                                                                     (57,212)
               Capital Goods-Technology (-19.2%)
      1,025    Apple Computer Corporation                            (36,836)
      1,750    Case Corporation                                      (44,406)
        220    Doubleclick, Inc.                                     (40,054)
        117    Leap Wireless International, Inc.                      (1,506)
      2,625    Level One Communications, Inc.                       (127,641)
        350    LSI Logic Corporation                                 (10,916)
        600    Network Associates, Inc.                              (18,413)
        850    Qualcomm, Inc.                                       (105,718)
        350    SportsLine USA, Inc.                                  (15,968)
                                                                   =========
                                                                    (401,458)
               Capital Goods Other (-2.8%)
      1,300    Robbins & Myers, Inc.                                 (22,425)
        900    Thermoquest Corporation                               (10,913)
        550    Waste Management, Inc.                                (24,406)
                                                                   =========
                                                                     (57,744)
               Consumer Cyclicals (-9.2%)
        185    Amazon.com, Inc.                                      (31,855)
      1,150    Continental Airlines, Inc.                            (43,700)
      2,150    K Mart Corporation                                    (36,147)
      1,250    Office Depot, Inc.                                    (46,015)
        825    Speedway Motorsports, Inc.                            (34,031)
                                                                   =========
                                                                    (191,748)
               Consumer Growth Staples (-8.9%)
        600    Alza Corporation                                      (22,950)
        600    Clear Channel Communications, Inc.                    (40,237)
        600    IDEC Pharmaceutical Corporation                       (30,825)
        600    Jacor Communications, Inc.                            (45,600)
      3,600    Petsmart, Inc.                                        (28,913)
        480    Quintiles Transnational Corporation                   (18,120)
                                                                   =========
                                                                    (186,645)
               Credit Cyclicals (-1.0%)
        650    Owens Corning Co.                                     (20,678)

               Energy (-3.8%)
        550    Chevron Corporation                                   (48,641)
      1,650    Nabors Industries, Inc.                               (30,010)
                                                                   =========
                                                                     (78,651)
               Financial (-1.2%)
      1,300    Financial Federal Corporation                         (24,700)

               Utilities (-1.6%)
        900    AES Corporation                                       (33,525)
                                                                   =========
               TOTAL COMMON STOCKS                                (1,052,361)
               SOLD SHORT
               (Proceeds -910,976)

CASH DEPOSITS WITH CUSTODIAN                                       1,098,783
(INTEREST BEARING) (52.6%)
LIABILITIES, LESS OTHER ASSETS (-2.5%)                               (52,662)
                                                                   ---------
NET ASSETS (100%)                                                $ 2,089,152
                                                                   =========
NET ASSET VALUE PER SHARE  CLASS A                                $    11.72
                                                                   =========
(178,253  shares outstanding)

Notes to Schedule of Investments
  (a)  LYON--Liquid Yield Option Note
  (b) Rule 144A security--Private placement securities issued under Rule 144A are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Funds, and any resale by the Funds must be an exempt transaction, normally to other qualified institutional investors.

               See accompanying Notes to Schedule of Investments.

Calamos Growth Fund

Schedule of Investments March 31, 1999


  Number of
  Shares                                                               Value
--------------------------------------------------------------------------------
Common Stocks (94.4%)
               Basic Industries (0.8%)
      4,000    American Woodmark Corporation                      $   126,500

               Capital Goods - Industrial (4.0%)
      4,000    Dycom Industries, Inc. (a)                             174,000
      7,000    Group 1 Automotive, Inc. (a)                           171,938
      3,500    Jacobs Engineering Group, Inc.                         138,031
      6,300    Monaco Coach Corporation (a)                           145,294
                                                                  -----------
                                                                      629,263
               Capital Goods - Technology (38.2%)
      8,000    Advantage Learning Systems, Inc. (a)                   248,500
      3,500    Alliant Techsystems, Inc. (a)                          271,906
      5,100    Broadvision, Inc. (a)                                  304,725
      3,600    Comverse Technology, Inc. (a)                          306,000
      4,000    CSG Systems International, Inc. (a)                    157,750
      4,500    EMC Corporation - Mass.                                574,875
      4,300    Emulex Corporation (a)                                 141,900
      5,300    Gulfstream Aerospace Corporation (a)                   229,888
      4,000    Lexmark International Group -
               Class A (a)                                            447,000
      8,000    Macromedia, Inc. (a)                                   362,500
      5,400    Mindspring Enterprises, Inc. (a)                       464,738
      6,200    New Era of Networks, Inc. (a)                          420,050
      3,800    PMC - Sierra, Inc. (a)                                 270,512
      5,000    RF Micro Devices, Inc. (a)                             478,438
      4,400    Transwitch Corporation (a)                             199,100
     10,000    Unify Corporation (a)                                  150,000
      3,500    Verisign, Inc. (a)                                     539,000
      3,900    Xircom, Inc. (a)                                        97,987
      1,900    Yahoo!, Inc. (a)                                       319,912
                                                                  -----------
                                                                    5,984,781
               Consumer Cyclicals (11.2%)
      5,250    Gap, Inc.                                              353,391
      6,000    Harley-Davidson, Inc.                                  345,000
      3,500    Maytag Corporation                                     211,313
      9,000    Midas, Inc.                                            300,375
      6,300    Tarrant Apparel Corporation (a)                        264,600
      4,100    Tommy Hilfiger Corporation (a)                         282,387
                                                                  -----------
                                                                    1,757,066
               Consumer Growth Staples (33.0%)
      4,300    Abercrombie & Fitch Co. Class A (a)                    395,600
      3,400    Allergan, Inc.                                         298,775
      6,000    Amgen, Inc. (a)                                        449,250
      4,400    Andrx Corporation (a)                                  400,950
      3,100    Biogen, Inc. (a)                                       354,368
      6,400    Children's Place Corporation (a)                       172,400
      2,200    Consolidated Graphics, Inc. (a)                        127,050
      7,800    Copart, Inc. (a)                                       161,850
      6,000    D & K Healthcare Resources, Inc. (a)                   148,500
      3,100    Fair Isaac & Company, Inc.                             114,894
      6,400    Foodmaker, Inc. (a)                                    163,200
      5,600    Kroll-O'Gara Co. (a)                                   151,900
     10,600    K-Swiss, Inc. - Class A                                267,650
      4,700    Lowe's Companies                                       284,350
      3,400    Medimmune, Inc. (a)                                    201,237
      4,500    Osteotech, Inc. (a)                                    154,688
      5,500    Quanta Services, Inc. (a)                              139,906
      9,500    Sonic Automotive, Inc. (a)                             147,250
      4,800    Tricom Global Restaurants, Inc. (a)                    337,200
      3,900    Viacom, Inc. - Class A (a)                             324,919
      3,400    VISX, Inc. (a)                                         365,713
                                                                  ===========
                                                                    5,161,650
               Consumer Staples (3.4%)
      8,000    Keebler Foods Co. (a)                                  292,000
      4,600    Safeway, Inc. (a)                                      236,037
                                                                  -----------
                                                                      528,037
               Financial (3.8%)
      6,750    Reinsurance Group of America, Inc.                     287,297
      3,300    SEI Investments Co.                                    305,250
                                                                  -----------
                                                                      592,547
                                                                  -----------
               TOTAL COMMON STOCKS                                 14,779,844
               (Cost $10,930,935)                                 -----------

TOTAL INVESTMENTS (94.4%)                                          14,779,844
               (Cost $10,930,935)

CASH DEPOSITS WITH CUSTODIAN                                          609,441
               (INTEREST BEARING) (3.9%)

OTHER ASSETS, LESS LIABILITIES (1.7%)                                 263,550
                                                                  -----------
NET ASSETS (100%)                                                 $15,652,835
                                                                  ===========
NET ASSET VALUE PER SHARE - CLASS A                               $     23.51
(576,425 shares outstanding)                                      ===========

NET ASSET VALUE PER SHARE - CLASS C                               $     23.18
(13,274 shares outstanding)                                       ===========

NET ASSET VALUE PER SHARE - CLASS I                               $     23.71
(75,555 shares outstanding)                                       ===========

Notes to Schedule of Investments
  (a)  Non-income producing security

              See accompanying Notes to Schedule of Investments.

Calamos Global Growth and Income Fund

Schedule of Investments March 31, 1999

  Principal
  Amount                                                               Value
--------------------------------------------------------------------------------
               Convertible Bonds (45.6%)
               Capital Goods-Technology (11.1%)
   $ 95,000    Affiliated Computer Services
               Corporation (b) 4.000%, 03/15/05                     $  119,464
     70,000    Bell Atlantic Corporation (Tel Nz) (b)                   74,331
               5.750%, 04/01/03
     70,000    Bell Atlantic Corporation (Cable &
               Wireless) (b) 4.250%, 09/15/05                           76,773
     70,000    Bell Atlantic Corporation (Cable&
               Wireless) 4.250%, 09/15/05                               76,773
     75,000    Comverse Technology Corporation (b)                     109,219
               4.500%, 07/01/05
    150,000    Network Associates, Inc.                                 54,938
               0.000%, 02/13/18
    245,000    Solectron Corporation (b), (c)                          121,187
               0.000%, 01/27/19
    175,000    U.S. Cellular Corporation                                80,719
               0.000%, 06/15/15
    230,000    Xerox Corporation                                       138,575
               0.570%, 04/21/18
                                                                    ==========
                                                                       851,979
               Consumer Cyclicals (6.6%)
    150,000    The Interpublic Group of Companies,
               Inc. 1.800%, 09/16/04                                   171,237
    100,000    Magna International, Inc.                               100,438
               4.875%, 02/15/05
    155,000    Marriott International, Inc. (c)                        104,600
               0.000%, 03/25/11
    145,000    Office Depot, Inc. (c)                                  124,700
               0.000%, 11/01/08
                                                                    ==========
                                                                       500,975
               Consumer Growth Staples (12.2%)
    200,000    Athena Neurosciences (Elan) (b)                         114,250
               0.000%, 12/14/18
    125,000    Clear Channel Communications, Inc.                      155,510
               2.625%, 04/01/03
    200,000    Costco Companies, Inc. (b)                              214,368
               0.000%, 08/19/17
    110,000    Genzyme Corporation (b)                                 158,833
               5.250%, 06/01/05
     95,000    Rite Aid Corporation (b)                                 97,954
               5.250%, 09/15/02
    250,000    S.M.H. Finance LUX                                      193,815
        CHF    2.000%, 10/23/22
                                                                    ==========
                                                                       934,730
               Consumer Staples (2.4%)
    150,000    Nestle Holdings, Inc.                                   182,052
               3.000%, 06/17/02

               Credit Cyclicals (2.1%)
    250,000    Amoy Properties, Inc. (Hong Kong)                       162,500
               5.500%, 01/01/49

               Financial (3.6%)
213,912,500    Banca Popolare Di Milano                                139,621
        ITL    2.500%, 04/15/08
     70,000    Financial Federal Corporation                            59,150
               4.500%, 05/01/05
 10,000,000    Nisshin Fire & Marine Insurance                          79,794
        JPY    Company
               0.650%, 03/31/04
                                                                    ==========
                                                                       278,565
               Transportation (5.7%)
     89,000    Airtours, Inc. plc                                      165,762
        GBP    5.750%, 01/05/04
     65,000    BAA plc                                                 135,097
        GBP    5.750%, 03/29/06
    200,000    Deutsche Lufthansa (b)                                  135,238
        DEM    2.125%, 12/03/02
                                                                    ==========
                                                                       436,097
               Utilities (1.9%)
    150,000    AES Corporation                                         145,500
               4.500%, 08/15/05
                                                                    ==========
               TOTAL CONVERTIBLE BONDS                               3,492,398
               (Cost $3,124,698)

  Number of
     Shares                                                           Value
--------------------------------------------------------------------------------
               Convertible Preferred Stocks (13.1%)
               Capital Goods-Technology (5.0%)
      1,300    Mediaone Group, Inc.                                    107,575
               6.250%
      3,000    Qualcomm Financial Trust, Inc.                          271,125
               5.750%
                                                                    ==========
                                                                       378,700
               Consumer Cyclicals (2.4%)
      1,500    Royal Caribbean Cruises Limited                         183,563
               7.250% Series A

               See accompanying Notes to Schedule of Investments.

Calamos  Global Growth and Income Fund--cont.

Schedule of Investments March 31, 1999


  Number of
     Shares                                                          Value
--------------------------------------------------------------------------------
                    Consumer Staples (1.6%)
      1,750    Suiza Foods Corporation (b) 5.500%                  $   60,594
      1,700    Suiza Foods Corporation 5.500%                          58,862
                                                                   ----------
                                                                      119,456
               Credit Cyclicals (0.8%)
      1,400    Owens Corning MIPS 6.500%                               63,175

               Financial (3.3%)
      8,150    National Australia Bank 7.875%                         255,197
                                                                   ----------
               TOTAL CONVERTIBLE                                    1,000,091
               PREFERRED STOCKS
               (Cost $735,592)
Common Stocks (26.3%)
               Capital Goods - Industrial (0.8%)
      2,000    Hitachi Koki Co Ltd (a)                                 58,920

               Capital Goods - Technology (5.4%)
      2,100    Koninklijke (Philips Electronics) ADRs                 173,119
      2,300    Telecom Italia SPA ADRs                                240,062
                                                                   ----------
                                                                      413,181
               Consumer Cyclicals (1.9%)
     40,000    Rank Group plc                                         146,094
        GBP

               Consumer Growth Staples (5.5%)
      3,050    Fuji Photo Film ADRs                                   113,994
      1,600    Gannett Company, Inc.                                  100,800
    125,000    Village Roadshow Ltd.                                  205,237
        AUD
                                                                   ----------
                                                                      420,031
               Consumer Staples (9.4%)
     18,000    Allied Domecq plc                                      134,246
        GBP
      6,038    BAT Industries plc ADRs                                107,929
     50,000    Berisford plc                                          178,380
        GBP
     16,814    Diageo plc                                             189,864
        GBP
      5,800    IBP, Inc                                               108,025
                                                                   ----------
                                                                      718,444
               Financial (3.3%)
      1,270    MBIA, Inc.                                              73,660
     26,000    Mitsui Marine and Fire Insurance Co.                   131,723
        JPY
      8,000    Sumitomo Marine and Fire
        JPY    Insurance Co.                                           51,203

                                                                   ----------
                                                                      256,586
                                                                   ==========
               TOTAL COMMON STOCKS                                  2,013,256
               (Cost $1,664,008)

  Number of
  Contracts                                                          Value
--------------------------------------------------------------------------------
Call Options (0.1%)
               Consumer Staples (0.1%)
         20    General Mills Corporation (a)                           12,000
               LEAPS Expiration 01/20/01,
               Strike 85
                                                                    =========
               TOTAL CALL OPTIONS                                      12,000
               (Cost $14,560)

  Number of
     Shares                                                          Value
--------------------------------------------------------------------------------
Warrants (0.4%)
             Consumer Growth Staples (0.4%)
      2,871  News Corporation Ltd.                                     32,011
             6/16/03
                                                                    =========
             TOTAL WARRANTS                                            32,011
             (Cost $19,523)

  Principal
     Amount                                                          Value
--------------------------------------------------------------------------------
U.S. Government Securities (6.9%)
 $1,125,000    United States National Strips Interest                 346,950
               Coupon 0.000%, 11/15/18
               United States Treasury Notes
    100,000    5.250%, 08/15/03                                       100,153
     75,000    6.500%, 10/15/06                                        79,892
                                                                   ----------
               TOTAL U.S. GOVERNMENT                                  526,995
               SECURITIES
               (Cost $521,826)
Other Investments (0.1%)                                                5,412
                                                                    ---------
               TOTAL OTHER INVESTMENTS                                  5,412
               (Cost $5,791)
                                                                    =========
TOTAL INVESTMENTS (92.5%)                                           7,082,163
(Cost $6,085,998)

               See accompanying Notes to Schedule of Investments.

Calamos Global Growth and Income Fund - cont.

Schedule of Investments March 31, 1999

Principal
Amount                                                        Value
-------------------------------------                      ----------
U.S. DOLLAR CASH DEPOSITS WITH                             $  430,616
CUSTODIAN (INTEREST BEARING) (5.6%)

OTHER ASSETS, LESS LIABILITIES (1.9%)                         146,770
                                                           ----------
NET ASSETS (100%)                                          $7,659,549
                                                           ==========
NET ASSET VALUE PER SHARE - CLASS A                        $     6.61
(974,712 shares outstanding)                               ==========

NET ASSET VALUE PER SHARE - CLASS C                        $     6.57
(111,017 shares outstanding)                               ==========

NET ASSET VALUE PER SHARE - CLASS I                        $     6.63
(72,922 shares outstanding)                                ==========

Notes to Schedule of Investments
  (a) Non-income producing security
  (b) Rule 144A security - Private placement securities issued under Rule 144A are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Funds, and any resale by the Funds must be an exempt transaction, normally to other qualified institutional investors.
  (c) LYON - Liquid Yield Option Note

              See accompanying Notes to Schedule of Investments.

Statement  of Assets and Liabilities

March 31, 1999
                                                                                                                Global
                                                                          Growth and   Strategic              Growth and
                                                           Convertible      Income      Income      Growth      Income
                                                               Fund          Fund        Fund        Fund        Fund
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $113,518,280, $19,440,838,
 $1,897,849, $10,930,935 and $6,085,998, respectively)     $129,193,608   22,397,430   2,095,392  14,779,844   7,082,163
Cash with custodian (interest bearing)                        2,505,101      385,340   1,098,783     609,441     430,616
Net unrealized appreciation on forward
 foreign currency contracts                                      90,384           --          --          --     105,872
Accrued interest and dividends receivable                       658,096      111,770      13,540       2,374      42,757
Receivable for investments sold                               1,433,725      354,417      20,192     824,373          --
Receivable for fund shares sold                                 524,124      499,235         923      91,346      31,282
Due from adviser                                                     --           --      10,808       7,079       8,123
                                                           --------------------------------------------------------------
   Total Assets                                            $134,405,038   23,748,192   3,239,638  16,314,457   7,700,813
                                                           --------------------------------------------------------------

LIABILITIES AND NET ASSETS
Common stocks sold short, at value
 (proceeds $910,976)                                                 --           --   1,052,361          --          --
Payable for investments purchased                                    --           --      63,000     603,990          --
Payable for fund shares redeemed                                511,922        4,000          --       5,500       1,000
Distributions payable                                           682,295       53,059       4,630          --          --
Payable to investment adviser                                    92,831       16,339       2,530      14,883       8,470
Accounts payable and accrued liabilities                         36,800       32,280      27,050      31,134      28,299
Payable to distributor                                           57,774       10,323         915       6,115       3,495
                                                           --------------------------------------------------------------
   Total Liabilities                                          1,381,622      116,001   1,150,486     661,622      41,264
                                                           --------------------------------------------------------------
NET ASSETS                                                 $133,023,416   23,632,191   2,089,152  15,652,835   7,659,549
                                                           --------------------------------------------------------------
ANALYSIS OF NET ASSETS
Excess of amounts received from issuance of shares over
 amounts paid on redemptions of shares on account
 of capital                                                $116,923,991   20,632,356   1,993,569  11,273,764   6,512,210
Undistributed net investment income                             265,893      118,173         103          --      51,561
Accumulated net realized gain (loss) on investments             (43,240)     (74,930)     39,322     530,162      13,004
Net unrealized appreciation                                  15,876,772    2,956,592      56,158   3,848,909   1,082,774
                                                           --------------------------------------------------------------
NET ASSETS                                                 $133,023,416   23,632,191   2,089,152  15,652,835   7,659,549
                                                           --------------------------------------------------------------

CLASS A SHARES
Net Assets Applicable to Shares Outstanding                $ 67,455,534   18,980,665   2,089,152  13,553,477   6,446,717
Shares Outstanding                                            3,934,969    1,041,524     178,253     576,425     974,712
Net Asset Value and Redemption Price Per Share             $      17.14        18.22       11.72       23.51        6.61
                                                           --------------------------------------------------------------
Maximum Offering Price Per Share (Net asset value, plus
 4.99% of net asset value or 4.75% of offering price)      $      17.99        19.13       12.30       24.68        6.94
                                                           --------------------------------------------------------------

CLASS C SHARES
Net Assets Applicable to Shares Outstanding                $ 30,843,334    2,675,941         N/A     307,617     729,096
Shares Outstanding                                            1,806,433      148,124         N/A      13,274     111,017
Net Asset Value and Redemption Price Per Share             $      17.07        18.07         N/A       23.18        6.57
                                                           --------------------------------------------------------------

CLASS I SHARES
Net Assets Applicable to Shares Outstanding                $ 34,724,548    1,975,585         N/A   1,791,741     483,736
Shares Outstanding                                            2,017,601      107,971         N/A      75,555      72,922
Net Asset Value and Redemption Price Per Share             $      17.21        18.30         N/A       23.71        6.63
                                                           --------------------------------------------------------------

                See accompanying Notes to Financial Statements.

Statement  of Operations
Year Ended March 31, 1999

                                                                                                              Global
                                                                        Growth and   Strategic              Growth and
                                                         Convertible      Income      Income      Growth      Income
                                                            Fund           Fund        Fund        Fund        Fund
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                 $ 3,448,159      566,491     66,989      39,403      145,026
Dividends                                                  1,536,844      219,328     14,675      16,934       95,580
                                                         ------------------------------------------------------------
 Total investment income                                   4,985,003      785,819     81,664      56,337      240,606
                                                         ------------------------------------------------------------
EXPENSES
Investment advisory fees                                     932,218      140,713     11,670     126,233       72,674
Distribution fees                                            571,790       94,053      7,780      55,942       37,486
Transfer agent fees                                           90,446       51,964     23,080      46,114       44,242
Fund accounting fees                                          17,675       10,807      6,375      10,000       13,516
Custodian fees                                                25,141        7,410      3,226       7,578       13,914
Trustees' fees                                                 3,600        4,320      4,500       4,320        4,500
Registration fees                                             28,571       10,906     13,039      15,766       18,130
Audit and legal fees                                          25,082       27,202     28,782      28,782       26,582
Other                                                         13,959        3,193      1,375         870        1,127
                                                         ------------------------------------------------------------
 Total expenses                                            1,708,482      350,568     99,827     295,605      232,171
 Less expense reimbursement                                       --           --     66,727      50,313       85,674
                                                         ------------------------------------------------------------
 Net expenses                                              1,708,482      350,568     33,100     245,292      146,497
                                                         ------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                               3,276,521      435,251     48,564    (188,955)      94,109
                                                         ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, options and
 forward foreign currency contracts                        4,358,710      900,317    108,678     723,739      448,201
Change in net unrealized appreciation on investments,
 options and forward foreign currency contracts           (3,186,023)      91,274    (26,015)  1,667,569     (212,532)
                                                         ------------------------------------------------------------
NET GAIN ON INVESTMENTS                                    1,172,687      991,591     82,663   2,391,308      235,669
NET INCREASE IN NET ASSETS                               ------------------------------------------------------------
 RESULTING FROM OPERATIONS                               $ 4,449,208    1,426,842    131,227   2,202,353      329,778
                                                         ============================================================

                See accompanying Notes to Financial Statements.

Statement of Changes in Net Assets
Years Ended March 31, 1999 and March 31, 1998


                                          Convertible                   Growth and Income            Strategic Income
                                              Fund                            Fund                         Fund
                                  -------------------------------------------------------------------------------------
                                       1999          1998               1999         1998            1999        1998
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)      $  3,276,521      2,453,064         435,251        249,642        48,564       46,803
Net realized gain (loss)
 on investments, options and
 forward foreign
 currency contracts                  4,358,710      2,560,225         900,317      1,385,182       108,678       60,889
Change in unrealized appreciation
 or depreciation on investments,
 options and forward foreign
 currency contracts                 (3,186,023)    15,584,412          91,274      2,264,937       (26,015)      71,669
                                  -------------------------------------------------------------------------------------
Increase in net assets
 resulting from operations           4,449,208     20,597,701       1,426,842      3,899,761       131,227      179,361
                                  -------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS
Net investment income               (3,115,139)    (3,152,727)       (432,108)      (307,892)      (48,568)     (51,603)
Net realized gains                  (3,004,579)    (4,381,803)     (1,230,405)    (1,406,829)     (115,218)      (4,304)
Return of capital                           --       (521,015)             --             --            --           --
                                  -------------------------------------------------------------------------------------
Total distributions                 (6,119,718)    (8,055,545)     (1,662,513)    (1,714,721)     (163,786)     (55,907)
                                  -------------------------------------------------------------------------------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 CAPITAL SHARE
 TRANSACTIONS                       22,227,638     60,879,505       7,532,355      5,411,891       998,473     (317,195)
                                  -------------------------------------------------------------------------------------
TOTAL INCREASE
 (DECREASE) IN NET ASSETS           20,557,128     73,421,661       7,296,684      7,596,931       965,914     (193,741)
NET ASSETS
Beginning of year                  112,466,288     39,044,627      16,335,507      8,738,576     1,123,238    1,316,979
                                  -------------------------------------------------------------------------------------
End of year                       $133,023,416    112,466,288      23,632,191     16,335,507     2,089,152    1,123,238
                                  =====================================================================================
Undistributed Net
 Investment Income                $    265,893             --         118,173             --           103           --

                                                                      Global Growth
                                            Growth                      and Income
                                             Fund                          Fund
                                  ----------------------------------------------------
                                      1999          1998            1999         1998
--------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)        (188,955)     (132,047)        94,109       68,142
Net realized gain (loss)
 on investments, options and
 forward foreign
 currency contracts                  723,739     2,128,477        448,201       (9,692)
Change in unrealized appreciation
 or depreciation on investments,
 options and forward foreign
 currency contracts                1,667,569     1,782,223       (212,532)   1,241,159
                                  ----------------------------------------------------
Increase in net assets
 resulting from operations         2,202,353     3,778,653        329,778    1,299,609
                                  ----------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS
Net investment income                     --            --       (147,631)    (241,372)
Net realized gains                        --    (2,332,954)      (149,906)    (111,771)
Return of capital                         --       (80,888)            --           --
                                  ----------------------------------------------------
Total distributions                       --    (2,413,842)      (297,537)    (353,143)
                                  ----------------------------------------------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 CAPITAL SHARE
 TRANSACTIONS                      1,527,126     3,914,714        819,774    2,545,247
                                  ----------------------------------------------------
TOTAL INCREASE
 (DECREASE) IN NET ASSETS          3,729,479     5,279,525        852,015    3,491,713
NET ASSETS
Beginning of year                 11,923,356     6,643,831      6,807,534    3,315,821
                                  ----------------------------------------------------
End of year                       15,652,835    11,923,356      7,659,549    6,807,534
                                  ====================================================
Undistributed Net
 Investment Income                        --            --         51,561       68,156

                See accompanying Notes to Financial Statements.

Notes to Financial Statements

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization - Calamos Investment Trust, a Massachusetts business trust organized December 21, 1987 (the "Trust"), consists of five series, Calamos Convertible Fund, Calamos Growth and Income Fund, Calamos Strategic Income Fund, Calamos Growth Fund, and Calamos Global Growth and Income Fund. The Trust currently offers Class A, Class C and Class I shares of each of the five series of the Trust.

Portfolio Valuation - Investments are stated at value. Securities for which quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the mean of the most recently quoted bid and asked prices. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Forward currency contracts are valued using forward currency exchange rates available from a quotation service.

Investment Transactions and Investment Income - Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes amortization of original issue discount and market discount. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.

Foreign Currency Translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. Realized foreign exchange losses of $172,527 and unrealized foreign exchange losses of $22,406 incurred by the Convertible Fund, and realized foreign exchange losses of $65,501 and unrealized foreign exchange losses of $5,871 incurred by the Global Growth and Income Fund are included as a component of net realized gains (losses) on investments, options and forward foreign currency contracts and change in net unrealized appreciation and depreciation on investments, options and forward foreign currency contracts, respectively.

Federal Income Taxes - No provision has been made for Federal income taxes since each Fund elected to be taxed as a "regulated investment company" and has made such distributions to shareholders as to be relieved of all Federal income taxes.

Dividends - Dividends payable to shareholders are recorded by the Funds on the ex-dividend date. Income and capital gain dividends are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Allocation of Expenses between Classes - Expenses arising in connection with a specific class of shares are allocated directly. All other expenses are allocated pro rata based on relative net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

NOTE 2 -- INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with Calamos Asset Management, Inc. ("CAM"), each Fund pays a monthly investment advisory fee based on the average daily net assets of each Fund, computed as follows: The Convertible Fund, Growth and Income Fund, and Strategic Income Fund fees are at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets in excess of $150 million. The Growth Fund fees are at the annual rate of 1.00% of the first $150 million of average daily net assets and 0.75% of the Fund's average daily net assets in excess of $150 million. The Global Growth and Income Fund fees are at the annual rate of 1.00% of the Fund's average daily net assets.

CAM has voluntarily undertaken to limit normal operating expenses of each Fund to 2% of average daily net assets for Class A shares, 2.5% of average daily net assets for Class C shares, and 1.5% of average daily net assets for Class I shares through August 31, 2000. For the year ended March 31, 1999, CAM waived or absorbed expenses of $66,727 for the Strategic Income Fund, $50,313 for the Growth Fund, and $85,674 for the Global Growth and Income Fund.

As Distributor, Calamos Financial Services, Inc. ("CFS") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 whereby the Fund pays to CFS an annual service fee of 0.25% and an annual distribution fee of 0.25% of the average daily net assets of the Fund's Class A shares and an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Fund's Class C shares.

CFS also receives a sales commission on certain sales of each Fund's Class A shares. During the year ended March 31, 1999, CFS received commissions of $50,628, $12,310, $776, $492, and $188 from the sale of shares of Convertible Fund, Growth and Income Fund, Strategic Income Fund, Growth Fund and Global Growth and Income Fund, respectively.

Certain portfolio transactions for the Funds have been executed through CFS as broker, consistent with the Fund's policy of obtaining best price and execution. During the year ended March 31,1999, the Convertible Fund, Growth and Income Fund, Strategic Income Fund, Growth Fund and Global Growth and Income Fund paid brokerage commissions to CFS on purchases and sales of portfolio securities in the amount of $37,659, $9,124, $1,376, $26,776 and $4,160, respectively.

Certain officers and trustees of the Trust are also officers and directors of CFS and CAM. All officers and affiliated trustees serve without direct compensation from the Trust.

NOTE 3 -- INVESTMENTS

NOTE 3 -- INVESTMENTS
Purchases and sales of investments other than short-term obligations by the Funds for the year ended March 31, 1999, were as follows:

                                                        Growth      Strategic                  Global Growth
                                       Convertible    and Income     Income         Growth       and Income
                                          Fund           Fund         Fund           Fund           Fund
------------------------------------------------------------------------------------------------------------
Purchases                             $109,276,562   $20,954,708   $3,504,197     $22,809,446    $7,332,570
Proceeds from sales                     92,199,879    15,504,644    2,671,003      21,584,933     7,206,699

The following information is based on the cost basis of investments for Federal income tax purposes at March 31, 1999:

                                                         Growth     Strategic                  Global Growth
                                       Convertible     and Income    Income         Growth       and Income
                                          Fund            Fund        Fund           Fund           Fund
------------------------------------------------------------------------------------------------------------
Cost basis of investments             $113,518,280   $19,440,838   $1,897,849     $10,930,935    $6,085,998
Gross unrealized appreciation           20,066,251     3,825,368      269,205       4,129,179     1,210,890
Gross unrealized depreciation           (4,390,923)     (868,776)     (71,662)       (280,270)     (214,726)
Net unrealized appreciation             15,675,328     2,956,592      197,543       3,848,909       996,164

NOTE 4 -- SHORT SALES

Securities sold short represent obligations to purchase the securities at a future date at then prevailing prices. These transactions result in off-balance-sheet risk, i.e., the risk that the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. To the extent a Fund owns equivalent securities, the off-balance-sheet risk is offset. During the year ended March 31, 1999, the Strategic Income Fund incurred net gains of $3,004 on short sales that were classified as net realized gains on investments. No other Fund engaged in short sales during the year ended March 31, 1999.

NOTE 5 -- FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss upon settlement of the contracts. The statement of operations reflects net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts at March 31, 1999, was a multinational bank.

As of March 31, 1999, the Convertible Fund had the following open forward foreign currency contracts:

                                   Settlement                                                           Unrealized
                                      Date             Local Currency           Current Value           Gain (Loss)
--------------------------------------------------------------------------------------------------------------------
 Japanese Yen                      04/15/99             210,000,000              $1,777,112              $ 90,384


As of March 31, 1999, the Global Growth and Income Fund had the following open forward foreign currency contracts:

                                   Settlement                                                           Unrealized
                                      Date             Local Currency           Current Value           Gain (Loss)
--------------------------------------------------------------------------------------------------------------------
 Swiss Francs                      04/15/99                 525,000              $  355,245              $ 36,166
 Euros                             04/15/99                 325,000                 350,565                31,050
 Japanese Yen                      04/15/99              45,000,000                 380,810                19,617
 British Pounds Sterling           04/15/99                 650,000               1,049,137                19,288
 Hong Kong Dollars                 04/15/99               1,000,000                 129,086                  (249)
                                                                                                        -----------
                                                                                                         $105,872
                                                                                                        -----------

NOTE 6 -- INTEREST BEARING CASH DEPOSIT WITH CUSTODIAN

Each Fund earns interest on its average daily balance deposited with its custodian at a rate equal to the current Federal Reserve federal funds rate. During the year ended March 31, 1999, the Convertible Fund, Growth and Income Fund, Strategic Income Fund, Growth Fund and Global Growth and Income Fund earned $228,241, $46,912, $24,007, $39,403 and $16,576, respectively.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Funds:

                                                         Convertible            Growth and Income             Strategic
Year ended March 31, 1999                                   Fund                      Fund                      Fund
-------------------------------------------------------------------------------------------------------------------------------
A Shares                                            Shares       Dollars       Shares      Dollars       Shares       Dollars
                                                  -----------------------------------------------------------------------------
Shares sold                                       1,251,894   $ 21,115,430     421,294   $ 7,535,966      106,703   $1,269,722
Shares issued in reinvestment of distributions      117,572      1,924,088      64,677     1,126,161       12,957      149,582
Less shares redeemed                               (999,737)   (16,673,704)   (149,988)   (2,625,432)     (35,744)    (420,831)
                                                  -----------------------------------------------------------------------------
Increase (Decrease)                                 369,729   $  6,365,814     335,983   $ 6,036,695       83,916   $  998,473
                                                  -----------------------------------------------------------------------------
C Shares                                             Shares        Dollars      Shares       Dollars       Shares      Dollars
                                                  -----------------------------------------------------------------------------
Shares sold                                       1,266,994   $ 21,222,195      98,923    $1,777,306         --          --
Shares issued in reinvestment of distributions       12,808        209,318       2,224        38,338         --          --
Less shares redeemed                               (299,718)    (5,033,144)    (27,639)     (480,801)        --          --
                                                  -----------------------------------------------------------------------------
Increase (Decrease)                                 980,084   $ 16,398,369      73,508    $1,334,843         --          --
                                                  -----------------------------------------------------------------------------
I Shares                                             Shares        Dollars      Shares       Dollars       Shares      Dollars
                                                  -----------------------------------------------------------------------------
Shares sold                                         358,145   $  6,091,643         --     $     --           --          --
Shares issued in reinvestment of distributions        5,072         83,302       9,210       160,817         --          --
Less shares redeemed                               (403,644)    (6,711,490)        --           --           --          --
                                                  -----------------------------------------------------------------------------
Increase (Decrease)                                 (40,427)  $   (536,545)      9,210    $  160,817         --          --
                                                  -----------------------------------------------------------------------------

                                                         Growth                 Global Growth and
Year ended March 31, 1999                                 Fund                     Income Fund
===================================================================================================
A Shares                                           Shares        Dollars      Shares        Dollars
                                                ---------------------------------------------------
Shares sold                                       120,475    $ 2,391,213     191,523    $ 1,251,757
Shares issued in reinvestment of distributions          -              -      38,747        240,982
Less shares redeemed                              (61,207)    (1,118,636)   (120,730)      (745,913)
                                                ---------------------------------------------------
Increase (Decrease)                                59,268    $ 1,272,577     109,540    $   746,826
                                                ===================================================

C Shares                                           Shares        Dollars      Shares        Dollars
                                                ---------------------------------------------------
Shares sold                                        13,372    $   291,295      18,675    $   122,276
Shares issued in reinvestment of distributions          -              -       2,261         13,933
Less shares redeemed                               (2,181)       (46,746)    (12,715)       (82,580)
                                                ---------------------------------------------------
Increase (Decrease)                                11,191    $   244,549       8,221    $    53,629
                                                ===================================================

I Shares                                           Shares        Dollars      Shares        Dollars
                                                ---------------------------------------------------
Shares sold                                           586    $    10,000           -    $         -
Shares issued in reinvestment of distributions          -              -       3,112         19,319
Less shares redeemed                                    -              -           -              -
                                                ---------------------------------------------------
Increase (Decrease)                                   586    $    10,000       3,112    $    19,319
                                                ===================================================

                                                      Convertible             Growth and Income               Strategic
Year ended March 31, 1998                                 Fund                       Fund                        Fund
-------------------------------------------------------------------------------------------------------------------------------
A Shares                                          Shares        Dollars      Shares        Dollars        Shares        Dollars
                                                --------------------------------------------------------------------------------
Shares sold                                     1,445,635    $23,333,724     228,052    $ 3,929,276        5,545       $  63,776
Shares issued in reinvestment of distributions    192,955      3,089,396      73,664      1,227,016        4,357          51,194
Less shares redeemed                             (522,203)    (8,492,181)   (137,781)    (2,424,767)     (37,430)       (432,165)
                                                --------------------------------------------------------------------------------
Increase (Decrease)                             1,116,387    $17,930,939     163,935    $ 2,731,525      (27,528)      $(317,195)
                                                ================================================================================
C Shares                                           Shares        Dollars      Shares        Dollars       Shares         Dollars
                                                --------------------------------------------------------------------------------

Shares sold                                       685,295    $11,111,119      54,305    $   927,804            -               -
Shares issued in reinvestment of distributions      3,754         60,070       2,337         38,655            -               -
Less shares redeemed                              (74,212)    (1,203,254)     (3,334)       (58,117)           -               -
                                                --------------------------------------------------------------------------------
Increase (Decrease)                               614,837    $ 9,967,935      53,308    $   908,342            -               -
                                                ================================================================================

I Shares                                           Shares        Dollars      Shares        Dollars       Shares         Dollars
                                                --------------------------------------------------------------------------------
Shares sold                                     2,238,514    $35,901,127      97,436    $ 1,748,011            -               -
Shares issued in reinvestment of distributions      4,474         72,664       1,325         24,013            -               -
Less shares redeemed                             (184,960)    (2,993,160)          -              -            -               -
                                                --------------------------------------------------------------------------------
Increase (Decrease)                             2,058,028    $32,980,631      98,761    $ 1,772,024            -               -
                                                ================================================================================

                                                          Growth                Global Growth and
Year ended March 31, 1998                                  Fund                    Income Fund
---------------------------------------------------------------------------------------------------
A Shares                                           Shares        Dollars      Shares        Dollars
                                                ---------------------------------------------------
Shares sold                                       145,539    $ 2,904,539     372,871    $ 2,251,209
Shares issued in reinvestment of distributions    104,981      1,902,962      48,371        291,762
Less shares redeemed                             (122,815)    (2,727,723)    (99,103)      (604,205)
                                                ---------------------------------------------------
Increase (Decrease)                               127,705    $ 2,079,778     322,139    $ 1,938,766
                                                ===================================================

C Shares                                           Shares        Dollars      Shares        Dollars
                                                ---------------------------------------------------
Shares sold                                         1,593    $    33,041      31,196    $   184,349
Shares issued in reinvestment of distributions          -              -       2,557         15,254
Less shares redeemed                                   (2)           (37)     (3,523)       (21,382)
                                                ---------------------------------------------------
Increase (Decrease)                                 1,591    $    33,004      30,230    $   178,221
                                                ===================================================

I Shares                                           Shares        Dollars      Shares        Dollars
                                                ---------------------------------------------------
Shares sold                                        74,969    $ 1,801,932      68,516    $   420,004
Shares issued in reinvestment of distributions          -              -       1,294          8,256
Less shares redeemed                                    -              -           -              -
                                                ---------------------------------------------------
Increase (Decrease)                                74,969    $ 1,801,932      69,810    $   428,260
                                                ===================================================

---------------------------------------------------------------------------------------------------------------------------------
ABBREVIATIONS
ADRs:     American Depository Receipts     Cum.:      Cumulative        Exch.:     Exchangeable
ADSs:     American Depository Shares       Deb.:      Debenture         Noncum.:   Noncumulative
Conv.:    Convertible                      Dep.:      Depository        Pref.:     Preferred
                                           Euro.:     Eurobond          Sub.:      Subordinated
Foreign Currency Abbreviations
GBP:      British Pound Sterling           CAD:       Canadian Dollar   JPY:       Japanese Yen
FRF:      French Franc                     CHF:       Swiss Franc       DEM:       German Mark

Financial Highlights
          Calamos Convertible Fund

Selected data for a share outstanding throughout each period were as follows:

                                                                                                  Class A
                                                       -------------------------------------------------------------------------
                                                                                               Eleven Months
                                                                                                   Ended          Year Ended
                                                             Year Ended March 31                  March 31,        April 30,
                                                       -------------------------------------------------------------------------
                                                         1999       1998       1997       1996       1995       1994       1993
                                                       -------------------------------------------------------------------------
Net asset value, beginning of period                   $ 17.43    $ 14.68    $ 14.49    $ 12.41    $ 13.04    $ 13.96    $ 12.72
Income from investment operations:
  Net investment income                                    .41        .49        .36        .40        .38        .40        .42
  Net realized and unrealized gain
  (loss) on investments                                    .09       3.92       1.39       3.06       (.01)       .53       1.32
                                                       -------    -------    -------    -------    -------    -------    -------
  Total from investment operations                         .50       4.41       1.75       3.46        .37        .93       1.74
                                                       -------    -------    -------    -------    -------    -------    -------
Less distributions:
  Dividends from net investment
    income                                                (.41)      (.61)      (.45)      (.31)      (.32)      (.39)      (.40)
  Dividends from net realized
    capital gains                                         (.38)      (.95)     (1.11)     (1.07)      (.56)     (1.46)      (.10)
  Dividends in excess of net realized
    capital gains                                            -          -          -          -       (.12)         -          -
  Distributions from paid in capital                         -       (.10)         -          -          -          -          -
                                                       -------    -------    -------    -------    -------    -------    -------

  Total distributions                                     (.79)     (1.66)     (1.56)     (1.38)     (1.00)     (1.85)      (.50)
                                                       -------    -------    -------    -------    -------    -------    -------
Net asset value, end of period                         $ 17.14    $ 17.43    $ 14.68    $ 14.49    $ 12.41    $ 13.04    $ 13.96
                                                       =======    =======    =======    =======    =======    =======    =======
Total return (a)                                           3.2%      31.4%      12.9%      28.8%       3.2%       6.5%      14.0%
Ratios and supplemental data:
  Net assets, end of period (000)                      $67,456    $62,157    $35,950    $24,460    $16,646    $17,023    $17,213
  Ratio of expenses to
    average net assets                                     1.4%       1.4%       1.5%       1.5%       1.6%*      1.6%       1.7%
  Ratio of net investment income
    to average net assets                                  2.6%       3.3%       2.8%       3.0%       3.3%*      2.8%       3.2%
                                                       -------    -------    -------    -------    -------    -------    -------

                                                                  Class A
                                                       ------------------------------
                                                            Year Ended April 30,
                                                       ------------------------------
                                                          1992       1991       1990
                                                       ------------------------------
Net asset value, beginning of period                   $ 11.39    $ 10.29    $ 10.73
Income from investment operations:
  Net investment income                                    .41        .49        .60
  Net realized and unrealized gain
  (loss) on investments                                   1.43       1.25       (.32)
                                                       -------    -------    -------
  Total from investment operations                        1.84       1.74        .28
                                                       -------    -------    -------
Less distributions:
  Dividends from net investment
    income                                                (.45)      (.52)      (.63)
  Dividends from net realized
    capital gains                                            -          -          -
  Dividends in excess of net realized
    capital gains                                            -          -          -
  Distributions from paid in capital                      (.06)      (.12)      (.09)
                                                       -------    -------    -------

  Total distributions                                     (.51)      (.64)      (.72)
                                                       -------    -------    -------
Net asset value, end of period                         $ 12.72    $ 11.39    $ 10.29
                                                       =======    =======    =======
Total return (a)                                          16.5%      17.7%       2.4%
Ratios and supplemental data:
  Net assets, end of period (000)                      $16,940    $13,953    $18,664
  Ratio of expenses to
    average net assets                                     1.2%       1.2%       1.1%
  Ratio of net investment income
    to average net assets                                  3.4%       4.3%       5.5%
                                                       -------    -------    -------

                                                                     Class  C                        Class I
                                                       -----------------------------------   ------------------------
                                                         Year       Year     July 5, 1996      Year     June 26, 1997
                                                        Ended      Ended       through        Ended        through
                                                       March 31,  March 31,    March 31,     March 31,     March 31,
                                                       -----------------------------------   ------------------------
                                                         1999       1998         1997          1999          1998
                                                       -----------------------------------   ------------------------
Net asset value, beginning of period                    $ 17.38    $ 14.63       $13.87       $ 17.47       $ 15.88
Income from investment operations:
  Net investment income                                     .31        .40          .30           .50           .37
  Net realized and unrealized gain (loss)
    on investments                                          .11       3.92         1.21           .09          2.49
                                                       -----------------------------------   ------------------------
    Total from investment operations                        .42       4.32         1.51           .59          2.86
                                                       -----------------------------------   ------------------------
Less distributions:
  Dividends from net investment income                     (.35)      (.52)        (.25)         (.47)         (.54)
  Dividends from net realized capital gains                (.38)      (.95)        (.50)         (.38)         (.63)
  Distributions from paid in capital                          -       (.10)           -             -          (.10)
                                                       -----------------------------------   ------------------------
    Total distributions                                    (.73)     (1.57)        (.75)         (.85)        (1.27)
                                                       -----------------------------------   ------------------------
Net asset value, end of  period                         $ 17.07    $ 17.38       $14.63       $ 17.21       $ 17.47
                                                       -----------------------------------   ------------------------
Total return (a)                                            2.7%      30.8%        11.1%          3.7%         18.8%
Ratios and supplemental data:
  Net assets, end of period (000)                       $30,843    $14,358       $3,094       $34,725       $35,951
  Ratio of expenses to average net assets                   1.9%       2.0%         2.0%          0.9%          0.9%*
  Ratio of net investment income to average net assets      2.1%       3.0%         2.7%          3.1%          2.9%*
                                                       -----------------------------------   ------------------------

                                                                             Eleven Months
                                                                                Ended
                                             Year Ended March 31,              March 31,                 Year Ended April 30,
                                      --------------------------------------------------------------------------------------------
                                         1999       1998      1997      1996      1995      1994     1993     1992      1991   1990
                                      --------------------------------------------------------------------------------------------
Portfolio turnover rate                 78.2%     76.0%     52.3%     65.2%     42.1%     73.1%    73.1%    83.8%    63.2%   93.4%
Average commission rate per share     $.0676    $.0786    $.6010    $.0633    $.0936    $.0952   $.1000    $.0966     N/A     N/A
                                      --------------------------------------------------------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.

*Annualized.

                See accompanying Notes to Financial Statements.

Financial Highlights
          Calamos Growth and Income Fund

Selected data for a share outstanding throughout each period were as follows:

                                                                             Class A
                                       ------------------------------------------------------------------------------------------
                                                                          Eleven Months
                                                                             Ended
                                               Year Ended March 31,         March 31,            Year Ended April 30,
                                       ------------------------------------------------------------------------------------------
                                         1999      1998     1997     1996     1995     1994     1993     1992     1991     1990
                                       ------------------------------------------------------------------------------------------
Net asset value, beginning of period   $ 18.59   $ 15.52   $15.62   $12.68   $12.97   $13.90   $13.57   $11.54   $10.46   $10.49
Income from investment operations:
  Net investment income                    .39       .34      .34      .37      .35      .31      .35      .29      .31      .33
  Net realized and unrealized gain
    (loss) on investments                  .79      5.14     1.52     3.70     (.02)     .34     1.97     2.02     1.09      .09
                                       ------------------------------------------------------------------------------------------
    Total from investment
      operations                          1.18      5.48     1.86     4.07      .33      .65     2.32     2.31     1.40      .42
                                       ------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment
    income                                (.39)     (.41)    (.28)    (.42)    (.32)    (.29)    (.36)    (.28)    (.32)    (.28)
  Dividends from net realized
    capital gains                        (1.16)    (2.00)   (1.68)    (.71)    (.30)   (1.29)   (1.63)      --       --     (.17)
                                       ------------------------------------------------------------------------------------------
    Total distributions                  (1.55)    (2.41)   (1.96)   (1.13)    (.62)   (1.58)   (1.99)    (.28)    (.32)    (.45)
                                       ------------------------------------------------------------------------------------------
Net asset value, end of period         $ 18.22   $ 18.59   $15.52   $15.62   $12.68   $12.97   $13.90   $13.57   $11.54   $10.46
                                       ------------------------------------------------------------------------------------------
Total return (b)                           6.9%     37.8%    12.9%    33.0%     2.8%     4.5%    18.8%    20.2%    13.4%     3.8%
Ratios and supplemental data:
  Net assets, end of period (000)      $18,981   $13,119   $8,408   $5,813   $3,853   $4,663   $3,655   $2,694   $1,821   $1,345
  Ratio of expenses to
    average net assets (a)                 2.0%      2.0%     2.0%     2.0%     2.0%*    2.0%     2.0%     2.0%     2.0%     2.0%
  Ratio of net investment income
    to average net assets (a)              2.3%      2.0%     2.4%     2.6%     3.0%*    2.3%     2.6%     2.3%     2.9%     3.0%
                                       ------------------------------------------------------------------------------------------

                                                                       Class C                                    Class I
                                                        ----------------------------------------      -----------------------------
                                                           Year         Year      August 5, 1996       Year      September 18, 1997
                                                          Ended        Ended         through           Ended          through
                                                        March 31,     March 31,      March 31,        March 31,       March 31,
                                                        ----------------------------------------      -----------------------------
                                                          1999          1998           1997              1999           1998
                                                        ----------------------------------------      -----------------------------
Net asset value, beginning of period                     $18.48        $15.50         $14.52             $18.61        $ 17.96
Income from investment operations:
 Net investment income                                      .28           .26            .26                .54            .22
 Net realized and unrealized gain (loss) on investments     .82          5.11           1.30                .75           2.14
  Total from investment operations                         1.10          5.37           1.56               1.29           2.36
Less distributions:
 Dividends from net investment income                      (.34)         (.39)          (.25)              (.43)          (.38)
 Dividends from net realized capital gains                (1.17)        (2.00)          (.33)             (1.17)         (1.33)
                                                        ----------------------------------------      -----------------------------
  Total distributions                                     (1.51)        (2.39)          (.58)             (1.60)         (1.71)
                                                        ----------------------------------------      -----------------------------
Net asset value, end of period                           $18.07        $18.48         $15.50             $18.30        $ 18.61
                                                        ----------------------------------------      -----------------------------
Total return (b)                                            6.5%         37.1%          10.8%               7.5%          14.4%
Ratios and supplemental data:
 Net assets, end of period (000)                         $2,676        $1,379         $  330             $1,976        $ 1,838
 Ratio of expenses to average net assets (c)                2.4%          2.5%           2.5%*              1.3%           1.5%*
 Ratio of net investment income to average net
   assets (c)                                               1.9%          1.5%           2.4%*              2.9%           2.4%*
                                                        ----------------------------------------      -----------------------------

                                                                   Eleven Months
                                                                      Ended
                                     Year Ended March 31,           March 31,               Year Ended April 30,
                          ---------------------------------------------------------------------------------------------------
                             1999      1998       1997      1996      1995      1994      1993      1992      1991      1990
                          ---------------------------------------------------------------------------------------------------
Portfolio turnover rate      87.5%     115.5%     91.5%     86.4%     84.7%    155.2%    132.3%    111.6%    103.6%    103.0%
Average commission rate
 per share                $ .0742    $ .0773    $.0609    $.0604    $.0924    $.1002    $.1010    $.1004       N/A       N/A
                          ---------------------------------------------------------------------------------------------------

(a) After the reimbursement and waiver of expenses by the Adviser equivalent to 0.0%, 0.0%, 0.1%, 0.1%, 0.2%*, 0.1%, 0.5%, 0.5%, 1.7% and 2.3% of average net assets, respectively.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.
(c) After the reimbursement and waiver of expenses by the Adviser equivalent to 0.0%, 0.0% and 0.6%* of average net assets, respectively for Class C shares, and 0.0% and 0.0%* of average net assets, respectively for Class I shares.
*Annualized.

                See accompanying Notes to Financial Statements.

Financial Highlights
          Calamos Strategic Income Fund



Selected data for a share outstanding throughout each period were as follows:

                                                                             Class A Shares
                               ---------------------------------------------------------------------------------------------------
                                                                         Eleven Months                                    Sept. 4,
                                                                             Ended                                        1990 to
                                        Year Ended March 31                 March 31,          Year Ended April 30,      April 30,
                               ---------------------------------------------------------------------------------------------------
                                 1999        1998       1997       1996        1995        1994        1993       1992        1991
                               ---------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                     $11.91     $ 10.81     $11.07     $10.13      $10.71      $10.96      $10.58     $10.60    $  10.00
Income from investment
 operations:
   Net investment income          .32         .50        .50        .53         .40         .36         .39        .59         .40
   Net realized and
    unrealized gain
   (loss) on investments          .67        1.19        .29        .83        (.43)        .11         .79        .46         .61
                               ---------------------------------------------------------------------------------------------------
     Total from investment
      operations                  .99        1.69        .79       1.36        (.03)        .47        1.18       1.05        1.01
                               ---------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net
    investment income            (.32)       (.55)      (.68)      (.42)       (.36)       (.41)       (.41)      (.51)       (.40)
   Dividends from net
    realized capital gains       (.86)       (.04)      (.37)        --        (.19)       (.31)       (.39)      (.56)       (.01)
                               ---------------------------------------------------------------------------------------------------
     Total distributions        (1.18)       (.59)     (1.05)      (.42)       (.55)       (.72)       (.80)     (1.07)       (.41)
                               ---------------------------------------------------------------------------------------------------
Net asset value, end of
 period                        $11.72     $ 11.91     $10.81     $11.07      $10.13      $10.71      $10.96     $10.58    $  10.60
                               ---------------------------------------------------------------------------------------------------
Total return (c)                  8.7%       15.7%       7.4%      13.6%       (0.2%)       4.2%       11.5%      10.5%       10.2%
Ratios and supplemental
 data:
   Net assets, end of
    period (000)               $2,089     $ 1,123     $1,317     $1,620      $2,211      $3,004      $2,522     $1,410    $    595
   Ratio of expenses to
    average net
   assets (a)(b)                  2.1%        2.1%       2.1%       2.2%        2.4%*       2.2%        2.3%       2.5%        2.6%*
   Ratio of net investment
    income to average net
    assets (a)                    3.1%        3.9%       4.3%       4.6%        4.0%*       3.2%        3.9%       5.3%        6.6%*
                               ---------------------------------------------------------------------------------------------------
                                                               Eleven Months                                             Sept. 4,
                                                                   Ended                                                  1990 to
                                     Year Ended March 31         March 31,                     Year Ended April 30,      April 30,
                               ---------------------------------------------------------------------------------------------------
                                 1999        1998       1997       1996        1995        1994        1993       1992       1991
                               ---------------------------------------------------------------------------------------------------
Portfolio turnover rate         192.9%     398.2 %     152.5%      81.1%       59.9%       79.4%       73.8%      97.0%    108.9%*
Average commission rate
 per share                     $.0579    $ .0813      $.0711     $.0636      $.0966      $.0997      $.1056     $.1200       N/A

(a) After the reimbursement and waiver of expenses by the Adviser equivalent to 4.3%, 4.1%, 3.0%, 1.6%, 1.1%*, 1.0%, 0.7%, 1.25% and 4.8%* of average net assets, respectively.
(b) Includes 0.1%, 0.1%, 0.1%, 0.2%, 0.4%*, 0.2%, 0.3%, 0.5% and 0.6%*,
    respectively, related to dividend expense on short positions.
(c) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.
*Annualized.

                See accompanying Notes to Financial Statements.

Financial Highlights
          Calamos Growth Fund

Selected data for a share outstanding throughout each period were as follows:

                                                                                     Class A
                                        --------------------------------------------------------------------------------------------
                                                                                  Eleven Months                           Sept. 4,
                                                                                      Ended                               1990 to
                                                  Year Ended March 31,              March 31,      Year Ended April 30,   April 30,
                                        --------------------------------------------------------------------------------------------
                                          1999      1998      1997       1996         1995       1994     1993      1992      1991
                                        --------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                             $ 20.06   $ 17.04    $15.74     $14.18     $ 14.57     $13.95   $14.04    $12.48   $ 10.00
Income from investment operations:
   Net investment income (loss)            (.30)     (.01)     (.09)      (.09)        .02        .01     (.02)     (.01)      .07
   Net realized and unrealize
     gain (loss) on investments            3.75      8.53      3.14       4.69        (.28)      1.21      .20      1.60      2.50
                                        --------------------------------------------------------------------------------------------
     Total from investment operations      3.45      8.52      3.05       4.60        (.26)      1.22      .18      1.59      2.57
                                        ============================================================================================
Less distributions:
   Dividends from net investment
     income                                   -         -         -       (.07)          -       (.01)       -         -      (.08)
   Dividends from net realized capital
     gains                                    -     (5.32)    (1.75)     (2.97)       (.13)      (.59)    (.27)     (.03)     (.01)
   Distributions from paid in capital         -      (.18)        -          -           -          -        -         -         -
                                        --------------------------------------------------------------------------------------------
     Total distributions                      -     (5.50)    (1.75)     (3.04)       (.13)      (.60)    (.27)     (.03)     (.09)
                                        --------------------------------------------------------------------------------------------
Net asset value, end of period          $ 23.51   $ 20.06    $17.04     $15.74     $ 14.18     $14.57   $13.95    $14.04   $ 12.48
                                        ============================================================================================
Total return (b)                           17.2%     54.0%     19.1%      35.2%       (1.8%)      8.9%     1.4%     12.7%     25.8%
Ratios and supplemental data:
   Net assets, end of period (000)      $13,553   $10,374    $6,635     $2,866     $ 1,791     $2,089   $1,861    $1,802   $   862
   Ratio of expenses to average net
     assets (a)                             2.0%      2.0%      2.0%       2.0%        2.0%*      2.0%     2.0%      2.0%      2.0%*
   Ratio of net investment income to
     average net assets (a)                (1.6)%    (1.5)%    (1.3)%     (0.8)%       0.2%*      0.1%    (0.1)%    (0.1)%     0.8%*
                                        ============================================================================================

                                                                 Class C                          Class I
                                                   -----------------------------------   ---------------------------
                                                      Year       Year    Sept. 3, 1996     Year   September 18, 1997
                                                      Ended      Ended      through       Ended       through
                                                    March 31,  March 31,   March 31,     March 31,   March 31,
                                                   -----------------------------------   ---------------------------
                                                     1999       1998         1997         1999         1998
                                                   -----------------------------------   ---------------------------
Net asset value, beginning of period               $ 19.85     $16.98       $17.63       $20.12         $24.32
Income from investment operations:
  Net investment income                               (.11)      (.13)        (.07)        (.21)          (.11)
  Net realized and unrealized gain (loss)
    on investments                                    3.44       8.50         1.07         3.80           1.07
                                                   -----------------------------------   ---------------------------
    Total from investment operations                  3.33       8.37         1.00         3.59            .96
                                                   -----------------------------------   ---------------------------
Less distributions:
  Dividends from net realized capital gains              -      (5.32)       (1.65)           -          (4.98)
  Distributions from paid in capital                     -       (.18)           -            -           (.18)
                                                   -----------------------------------   ---------------------------
    Total distributions                                  -      (5.50)       (1.65)           -          (5.16)
                                                   -----------------------------------   ---------------------------
Net asset value, end of period                     $ 23.18     $19.85       $16.98       $23.71         $20.12
                                                   ===================================   ===========================
Total return (b)                                      16.8%      53.3%         5.4%        17.8%           6.4%
Ratios and supplemental data:
  Net assets, end of period (000)                  $   308     $   41       $    8       $1,792         $1,508
  Ratio of expenses to average net
    assets (c)                                         2.5%       2.5%         2.5%*        1.5%           1.5%*
  Ratio of net investment income to average net
    assets (c)                                        (2.1%)     (2.0)%       (1.9)%*      (1.1)%         (1.1)%*
                                                   ===================================   ===========================

                                                                           Eleven Months                                 Sept. 4,
                                                                               Ended                                     1990 to
                                          Year Ended March 31,                March 31,        Year Ended April 30,      April 30,
                              ----------------------------------------------------------------------------------------------------
                                 1999       1998       1997         1996        1995         1994       1993       1992    1991
                              ----------------------------------------------------------------------------------------------------
Portfolio turnover rate         184.3%     206.1%     173.9%       252.4%      104.3%        87.3%      56.8%      47.3%   15.8%*
Average commission rate
  per share                   $ .0649    $ .0662     $.0614       $.0608      $.0910       $.0996    $ .1011     $.1098     N/A
                              ----------------------------------------------------------------------------------------------------

(a) After the reimbursement and waiver of expenses by the Adviser equivalent to 0.4%, 0.3%, 0.7%, 1.2%, 1.6%*, 1.1%, 0.7%, 0.8%, and 4.5%* of average net assets, respectively.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.
(c) After the reimbursement and waiver of expenses by the Adviser equivalent to 0.5%, 0.4% and 0.6%* of average net assets, respectively for Class C shares and 0.3%, and 0.3%* of the average net assets, respectively for Class I shares.
*Annualized.

                See accompanying Notes to Financial Statements.

Financial Highlights
          Calamos Global Growth and Income Fund

Selected data for a share outstanding throughout each period were as follows:

                                                                                       Class A
                                                              ------------------------------------------------------------
                                                                                                           Sept. 9, 1996
                                                               Year Ended              Year Ended              through
                                                                March 31,               March 31,             March 31,
                                                              ------------------------------------------------------------
                                                                  1999                    1998                  1997
                                                              ------------------------------------------------------------
Net asset value, beginning of period                             $ 6.56                  $ 5.39                 $ 5.00
Income from investment operations:
 Net investment income                                              .02                     .17                    .04
 Net realized and unrealized gain (loss)
    on investments                                                  .29                    1.42                    .36
                                                              ------------------------------------------------------------
    Total from investment operations                                .31                    1.59                    .40
                                                              ------------------------------------------------------------
Less distributions:
 Dividends from net investment income                              (.13)                   (.28)                  (.01)
 Dividends from net realized capital gains                         (.13)                   (.14)                    --
                                                              ------------------------------------------------------------
    Total distributions                                            (.26)                   (.42)                  (.01)
                                                              ------------------------------------------------------------
Net asset value, end of period                                   $ 6.61                  $ 6.56                 $ 5.39
                                                              ------------------------------------------------------------
Total return (b)                                                    5.1%                   30.3%                   8.0%

Ratios and supplemental data:
   Net assets, end of period (000)                               $6,447                  $5,678                  2,926
   Ratio of expenses to average net assets (a)                      2.0%                    2.0%                   2.0%*
   Ratio of net investment income to
     average net assets (a)                                         1.3%                    1.4%                   1.8%*
                                                              ------------------------------------------------------------

                                                                            Class C                         Class I
                                                               ------------------------------------  -----------------------
                                                                 Year         Year    Sept. 24 1996    Year    Sept. 18 1997
                                                                 Ended        Ended      through      Ended       through
                                                               March 31,    March 31,    March 31,   March 31,    March 31,
                                                               ------------------------------------  -----------------------
                                                                 1999         1998         1997         1999         1998
                                                               ------------------------------------  -----------------------
Net asset value, beginning of period                             $ 6.53       $5.37      $ 5.00        $6.56       $ 6.18
Income from investment operations:
  Net investment income                                             .01         .15         .03          .03          .07
  Net realized and unrealized gain (loss)
     on investments                                                 .27        1.41         .35          .31          .58
                                                               ------------------------------------  -----------------------
     Total from investment operations                               .28        1.56         .38          .34          .65
                                                               ------------------------------------  -----------------------
Less distributions:
  Dividends from net investment income                             (.11)       (.26)       (.01)        (.14)        (.17)
  Dividends from net realized capital gains                        (.13)       (.14)          -         (.13)        (.10)
                                                               ------------------------------------  -----------------------
     Total distributions                                           (.24)       (.40)       (.01)        (.27)        (.27)
                                                               ------------------------------------  -----------------------
Net asset value, end of period                                   $ 6.57       $6.53      $ 5.37        $6.63       $ 6.56
                                                               ------------------------------------  -----------------------
Total return (b)                                                    4.6%       29.8%        7.6%         5.6%        10.9%
Ratios and supplemental data:
  Net assets, end of period (000)                                $  729       $ 671      $  390        $ 484       $  458
  Ratio of expenses to average net assets (a)                       2.5%        2.5%        2.5%*        1.5%         1.5%*
  Ratio of net investment income to average net assets (a)          0.8%        0.9%        1.6%*        1.8%         1.9%*
                                                               ------------------------------------  -----------------------

                                                                                                       Sept. 9, 1996
                                                               Year Ended            Year Ended            through
                                                                March 31,             March 31,           March 31,
                                                              ------------------------------------------------------------
                                                                  1999                  1998                 1997
                                                              ------------------------------------------------------------
Portfolio turnover rate                                           106.3%                  64.8%                160.4%*
Average commission rate per share                                $.0427                 $.0945                $.0758

(a) After the reimbursement and waiver of expenses by the Adviser equivalent to 1.2%, 1.0% and 1.8%* of average net assets, respectively for Class A shares, 1.5%, 1.2%, and 1.8%* of average net assets, respectively for Class C shares, and .9% and 1.2%* of average net assets, respectively for Class I shares.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.
*Annualized.

                See accompanying Notes to Financial Statements.

FEDERAL TAX STATUS OF FISCAL 1999 DISTRIBUTIONS

The income dividends are taxable as ordinary income. Amounts equal to 29%, 22%, 24%, 0%, and 69% of the amount taxable as ordinary income of Calamos Convertible Fund, Growth and Income Fund, Strategic Income Fund, Growth Fund, and Global Growth and Income Fund, respectively, qualify for dividends received deductions available to corporate shareholders that meet the holding period requirements for shares of those funds owned.

Income dividends paid to shareholders, whether received in cash or reinvested in shares, must be included in their Federal income tax returns and must be reported by the funds to the Internal Revenue Service in accordance with U.S. Treasury Department Regulations.

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For shareholder assistance
24 hours
800.823.7386

To open an account or obtain information
800.823.7386

Visit our web-site
www.calamos.com

Investment Advisor
Calamos(R) Asset Management, Inc.
1111 E. Warrenville Road
Naperville, IL 60563-1493

Distributor
Calamos(R) Financial Services, Inc.
1111 E. Warrenville Road
Naperville, IL 60563-1493

Transfer Agent
First Data Corp.
Investor Services Group
P.O. Box 61503
King of Prussia, PA 19406-0903

Independent Auditors
Ernst & Young LLP
Chicago, IL

Legal Counsel
Bell, Boyd & Lloyd
Chicago, IL


[LOGO APPEARS HERE] Calamos(R) Investment Trust

--------------------------------------------------------------------------------
This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a currently effective prospectus of the Funds, and, after June 30, 1999, updated performance data for the most recently completed calendar quarter. The views expressed in this report reflect those of Calamos(R) Asset Management, Inc. only through March 31, 1999. The manager's views are subject to change at any time based on market and other conditions.